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                                                                   Exhibit 10.51

                                             THIS IS TO CERTIFY THAT THIS A TRUE
                                             AND CORRECT COPY OF ORIGINAL
                                             HERITAGE TITLE COMPANY
                                                    OF AUSTIN
WHEN RECORDED RETURN TO:                     BY /s/ [ILLEGIBLE]
                                                --------------------------------
THOMPSON & KNIGHT L.L.P.
1700 PACIFIC AVENUE, SUITE 3300
DALLAS, TEXAS 75201
ATTENTION: JEANNE M. BURTON

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.


                        DEED OF TRUST, SECURITY AGREEMENT
                             AND ASSIGNMENT OF RENTS
                                 LOAN NO. 753821


       A. THIS DEED OF TRUST (as the same may from time to time hereafter be modified, supplemented or amended, this "DEED OF TRUST") is made as of February 4, 2004, by INLAND WESTERN SAN ANTONIO LIMITED PARTNERSHIP, an Illinois limited partnership, having a principal place of business and post office address at 2901 Butterfield Road, Oak Brook, Illinois 60523, "BORROWER" ("Borrower" to be construed as "Borrowers" if the context so requires), to S. P. Franzenburg, of 801 Grand Avenue, Des Moines, Iowa 50392-1360, ("TRUSTEE"), as Trustee for the benefit of PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, having a principal place of business and post office address c/o Principal Real Estate Investors, LLC, at 801 Grand Avenue, Des Moines, Iowa 50392-1450, "LENDER".

                              W I T N E S S E T H:

       B. Borrower is justly indebted to Lender for money borrowed (the "LOAN") in the original principal sum of Thirty Two Million Five Hundred Twenty Eight Thousand and 00/100 Dollars ($32,528,000.00) (the "LOAN AMOUNT") evidenced by Borrower's secured promissory note of even date herewith, made payable and delivered to Lender, (as may be modified, amended, supplemented, extended or consolidated in writing and any note(s) issued in exchange therefor or replacement thereof) (the "NOTE") in which Note Borrower promises to pay to Lender the Loan Amount, together with all accrued and unpaid interest thereon, interest accrued at the Default Rate (if any), Late Charges (if any), the Make Whole Premium (if any), all loans and future advances made by Lender to Borrower, and all other obligations and liabilities due or to become due to Lender pursuant to the Loan Documents and all other amounts, sums and expenses paid by or payable to Lender pursuant to the Loan Documents and the Environmental Indemnity (collectively the "INDEBTEDNESS") until the Indebtedness has been paid, but in any event, the unpaid balance (if any) remaining due on the Note shall be due and payable on March 1, 2010, or such earlier date resulting from the acceleration of the Indebtedness by Lender (the "MATURITY DATE"). Capitalized terms used herein and not otherwise defined shall have those meanings given to them in the other Loan Documents.

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       C.     NOW, THEREFORE, to secure the payment of the Indebtedness in accordance with the terms and conditions of the Loan Documents, and all extensions, modifications, and renewals thereof and the performance of the covenants and agreements contained therein, and also to secure the payment of any and all other Indebtedness, direct or contingent, that may now or hereafter become owing from Borrower to Lender in connection with the Loan Documents, and in consideration of the Loan Amount in hand paid, receipt of which is hereby acknowledged, Borrower does by these presents grant, bargain, sell, assign and convey unto Trustee, its successors and assigns forever, in trust with power of sale that certain real estate located in the County of Bexar, State of Texas more particularly described in EXHIBIT A attached hereto and made a part hereof (the "LAND"), which Land, together with the following described property, rights and interests, is collectively referred to herein as the "PREMISES".

       D. Together with Borrower's interest as lessor in and to all Leases and all Rents, which are pledged primarily and on a parity with the Land and not secondarily.

       E. Together with all and singular the tenements, hereditaments, easements, appurtenances, passages, waters, water courses, riparian rights, sewer rights, rights in trade names, licenses (to the extent assignable), permits (to the extent assignable), and contracts and all other rights, liberties and privileges of any kind or character in any way now or hereafter appertaining to the Land, including but not limited to, homestead and any other claim at law or in equity as well as any after-acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof.

       F. Together with the right in the case of foreclosure hereunder of the encumbered property for Lender to take and use the name by which the buildings and all other improvements situated on the Premises are commonly known and the right to manage and operate the said buildings under any such name and variants thereof.

       G. Together with any and all buildings and improvements of every kind and description now or hereafter erected or placed on the said Land and all of Borrower's right, title and interest in all materials intended for construction, reconstruction, alteration and repairs of such buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises, and all fixtures now or hereafter owned by Borrower and attached to or contained in and used in connection with the Premises including, but not limited to, all machinery, motors, elevators, fittings, radiators, awnings, shades, screens, and all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment and fixtures and appurtenances thereto; and all items of furniture, furnishings, equipment and personal property owned by Borrower used or useful in the operation of the Premises; and all renewals or replacements of all of the aforesaid property owned by Borrower or articles in substitution therefor, whether or not the same are or shall be attached to said buildings or improvements in any manner (collectively, the "IMPROVEMENTS"); it being mutually agreed, intended and declared that all the aforesaid property owned by Borrower and placed by it on the Land or used in connection with the operation or maintenance of the Premises shall, so far as permitted by law, be deemed to form a part and parcel of the Land and for the purpose of this Deed of Trust to be Land and covered by this Deed of Trust, and as to any of the property aforesaid which does not form a part and parcel of the Land or does not constitute a "fixture" (as such term is defined in the Uniform Commercial Code) this Deed of Trust is hereby deemed to be, as well, a security

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agreement under the Uniform Commercial Code for the purpose of creating hereby a security interest in such property which Borrower hereby grants to Lender as secured party. Borrower authorizes Lender at any time until the Indebtedness is paid in full, to prepare and file any and all Uniform Commercial Code financing statements, amendments, assignments, terminations and the like, necessary to create and/or maintain a prior security interest in such property all without Borrower's execution of the same.

       H. Together with all right, title and interest of Borrower, now or hereafter acquired, in and to any and all strips and gores of land adjacent to and used in connection with the Premises and all right, title and interest of Borrower, now owned or hereafter acquired, in, to, over and under the ways, streets, sidewalks and alleys adjoining the Premises.

       I. Together with all funds now or hereafter held by Lender under any escrow security agreement or under any of the terms hereof, including but not limited to funds held under the provisions of paragraph 5 hereof, insurance proceeds from all insurance policies required to be maintained by Borrower under the Loan Documents (subject to the balance of the terms contained in this Deed of Trust) and, subject to the provisions of paragraph 7 below, all awards, decrees, proceeds, settlements or claims for damage now or hereafter made to or for the benefit of Borrower by reason of any damage to destruction of or taking of the Premises or any part thereof, whether the same shall be made by reason of the exercise of the right of eminent domain or by condemnation or otherwise (a "TAKING").

       J. TO HAVE AND TO HOLD the same unto Trustee, Trustee's successors and substitutes, upon the trusts, covenants and agreements herein expressed.

       K. Borrower represents that has good and indefeasible fee simple title to the portion of the Premises described as Tract 1 in Exhibit A, which Premises are free and clear of any liens or encumbrances except as set out in Exhibit B attached hereto, and except for taxes which are not yet due or delinquent. Borrower shall forever warrant and defend the title to the Premises against all claims and demands of all persons whomsoever and will on demand execute any additional instrument which may be required to give Trustee a valid first lien on all of the Premises, subject to the "PERMITTED ENCUMBRANCES" set forth in Exhibit B.

       L. Borrower further represents that (i) the Premises is not subject to any casualty damage; (ii) except as otherwise disclosed to Lender with respect to the Existing Condemnation Action (as defined in Paragraph 7), Borrower has not received any written notice of any eminent domain or condemnation proceeding affecting the Premises; and (iii) to the best of Borrower's knowledge following due and diligent inquiry, there are no actions, suits or proceedings pending, completed or threatened against or affecting Borrower or any person or entity owning an interest (directly or indirectly) in Borrower ("INTEREST OWNER(S)") or any property of Borrower or any Interest Owner in any court or before any arbitrator of any kind or before or by any governmental authority (whether local, state, federal or foreign) that, individually or in the aggregate, could reasonably be expected by Lender to be material to the transaction contemplated hereby.

       M. Borrower further represents and warrants that as of the date hereof and until the Indebtedness is paid in full: (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended

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("ERISA"), which is subject to Title I of ERISA; (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; (iii) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA; (iv) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans; (v) Borrower has made and will continue to make all required contributions to all employee benefit plans, if any, established for or on behalf of Borrower or to which Borrower is required to contribute; (vi) Borrower has and will continue to administer each such plan, if any, in accordance with its terms and the applicable provisions of ERISA and any other federal or state law; and (vii) Borrower has not and will not permit any liability under Sections 4201, 4243, 4062 or 4069 of Title IV of ERISA or taxes or penalties relating to any employee benefit plan or multi-employer plan to become delinquent or assessed, respectively, which would have a material adverse effect upon (i) the business or the financial position or results of operation of Borrower, (ii) the ability of Borrower to perform, or of Lender to enforce, any of the Loan Documents or Environmental Indemnity or (iii) the value of the Premises.

       BORROWER COVENANTS AND AGREES AS FOLLOWS:

       1.     Borrower shall:

              (a) pay each item of Indebtedness secured by this Deed of Trust when due according to the terms of the Loan Documents;

              (b) pay a Late Charge on any payment of principal, interest, Make Whole Premium or Indebtedness which is not paid on or before the due date thereof to cover the expense involved in handling such late payment according to the terms of the Loan Documents;

              (c) pay on or before the due date thereof any indebtedness permitted to be incurred by Borrower pursuant to the Loan Documents and any other claims which could become a lien on the Premises (unless otherwise specifically addressed in paragraph 1(e) hereof), and upon request of Lender exhibit satisfactory evidence of the discharge thereof;

              (d) complete within a reasonable time, the construction of any Improvements now or at any time in process of construction upon the Land which are required to be performed by Borrower;

              (e) manage, operate and maintain the Premises and keep the Premises, including but not limited to, the Improvements, in good condition and repair and free from mechanics' liens or other liens or claims for liens, provided however, that Borrower may in good faith, with reasonable diligence and upon written Notice to Lender within twenty (20) days after Borrower has knowledge of such lien or claim, contest the validity or amount of any such lien or claim and defer payment and discharge thereof during the pendency of such contest in the manner provided by law,

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                     provided that (i) such contest may be made without the
                     payment thereof; (ii) such contest shall prevent the sale or forfeiture of the Premises or any part thereof, or any interest therein, to satisfy such lien or claim; (iii) Borrower shall have obtained a bond over such lien or claim from a bonding company acceptable to Lender which has the effect of removing such lien or collection of the claim or lien so contested; and (iv) Borrower shall pay all costs and expenses incidental to such contest; and further provided, that in the event of a final, non-appealable ruling or adjudication adverse to Borrower and provided the court of jurisdiction has not granted a stay of the enforcement of the ruling or judgment, Borrower shall promptly pay such claim or lien, shall indemnify and hold Lender and the Premises harmless from any loss for damage arising from such contest and shall take whatever action necessary to prevent sale, forfeiture or any other loss or damage to the Premises or to the Lender;

              (f) comply, and cause each lessee or other user of the Premises to comply, with all requirements of law and ordinance, and all rules and regulations, now or hereafter enacted, by authorities having jurisdiction of the Premises and the use thereof, including but not limited to all covenants, conditions and restrictions of record pertaining to the Premises, the Improvements, and the use thereof (collectively, "LEGAL REQUIREMENTS");

              (g) subject to the provisions of paragraph 6 hereof, promptly repair, restore or rebuild any Improvements now or hereafter a part of the Premises which may become damaged or be destroyed by any cause whatsoever, so that upon completion of the repair, restoration and rebuilding of such Improvements, there will be no liens of any nature arising out of the construction and the Premises will be of substantially the same character and quality as it was prior to the damage or destruction;

              (h) if other than a natural person, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and, if other than its state of formation, the state where the Premises is located. Borrower shall notify Lender at least thirty (30) days prior to (i) any relocation of Borrower's principal place of business to a different state or any change in Borrower's state of formation, and/or (ii) if Borrower is an individual, any relocation of Borrower's principal residence to a different state;

              (i) do all things necessary to preserve and keep in full force and effect Lender's title insurance coverage insuring the lien of this Deed of Trust as a first and prior lien, subject only to the Permitted Encumbrances stated in Exhibit B and any other exceptions after the date of this Deed of Trust approved in writing by Lender, including without limitation, delivering to Lender not less than 30 days prior to the effective date of any rate adjustment, modification or extension of the Note or any other Loan Document, any new policy or endorsement which may be reasonably required to assure Lender of such continuing coverage;

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              (j)    execute any and all documents which may be required to
                     perfect the security interest granted by this Deed of Trust;

              (k)    remain a Single Purpose Entity (hereinafter defined); and

              (l) comply with the terms and conditions more particularly described in Paragraph 49 hereof relating to the replatting of the Land and the release of the PT Outparcel (hereinafter defined) on or before the date which is 120 days from the date hereof.

       2.     Borrower shall not:

              (a) except as required by applicable Legal Requirements, construct any building or structure nor make any alteration or addition (other than normal repair and maintenance) to
                     (i) the roof or any structural component of any Improvements on the Premises, or (ii) the building operating systems, including but not limited to, the mechanical, electrical, heating, cooling, or ventilation systems (other than replacement with equal or better quality and capacity), without the prior written consent of Lender not to be unreasonably withheld;

              (b) remove or demolish any material Improvements, or any portion thereof, which at any time constitutes a part of the Premises. Notwithstanding anything hereinabove to the contrary, Borrower may construct, remove or demolish tenant improvements within the then existing buildings(s) or other structures to the extent such work is required solely under the terms of any Leases approved by Lender provided (i) no Event of Default exists under the Loan Documents; (ii) the work is completed on a timely basis, in a good, workmanlike, lien free manner and in accordance with all Legal Requirements, and (iii) such work does not negatively affect the structural integrity of the Improvements or the value of the Premises;

              (c) cause or permit any change to be made in the general use of the Premises without Lender's prior written consent;

              (d) initiate any or acquiesce to a zoning reclassification or material change in zoning without Lender's prior written consent. Borrower shall use all reasonable efforts to contest any such zoning reclassification or change;

              (e) make or permit any use of the Premises that could with the passage of time result in the creation of any right of use, or any claim of adverse possession or easement on, to or against any part of the Premises in favor of any person or entity or the public;

              (f) allow any of the following to occur (unless a Permitted Transfer):

                     (i) a Transfer of all or any portion of the Premises or any interest in the Premises;

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                     (ii)   a Transfer of any ownership interest in Borrower or
                            any entity which owns, directly or indirectly, an interest in Borrower at any level of the ownership structure; or

                     (iii) in addition to (i) and (ii) above, if the Borrower is a trust, or if a trust owns an interest, directly or indirectly, in any entity which owns an interest in Borrower at any level of the ownership structure, the addition, deletion or substitution of a trustee of such trust.

                     If any of such events occur, it shall be null and void and shall constitute an Event of Default under the Loan Documents.

                     It is understood and agreed that the Indebtedness evidenced by the Note is personal to Borrower and in accepting the same Lender has relied upon what it perceived as the willingness and ability of Borrower to perform its obligations under the Loan Documents and the Environmental Indemnity and as lessor under the Leases of the Premises. Furthermore, Lender may consent to a Transfer and expressly waive Borrower's covenants contained in this paragraph 2(f), in writing to Borrower; however any such consent and waiver shall not constitute any consent or waiver of such covenants as to any Transfer other than that for which the consent and waiver was expressly granted. Furthermore, Lender's willingness to consent to any Transfer and waive Borrower's covenants contained in this paragraph 2(f), implies no standard of reasonableness in determining whether or not such consent shall be granted and the same may be based upon what Lender solely deems to be in its best interest.

                     For purposes of the Loan Documents, the following terms shall have the respective meanings set forth below:

                     "TRANSFER" or "TRANSFERRED" shall mean with respect to the Premises, an interest in the Premises, or an ownership interest or interest therein:

                     (i) a sale, assignment, transfer, conveyance or other disposition (whether voluntary, involuntary or by operation of law);
                     (ii) the creation, sufferance or granting of any lien, encumbrance, security interest or collateral assignment (whether voluntarily, involuntarily or by operation of law), other than the lien hereof, the leases of the Premises assigned to Lender, the Permitted Encumbrances, the granting of a lien on a tenant's interest under any Lease in accordance with the terms specifically set forth therein, and those liens which Borrower is contesting in accordance with the provisions of paragraph 1(e);
                     (iii) the issuance or other creation of ownership interests in an entity;
                     (iv) the reconstitution or conversion from one entity to another type of entity;

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                     (v)    a merger, consolidation, reorganization or any other
                            business combination; or
                     (vi) a conversion to or operation of all or any portion of the Premises as a cooperative or condominium form of ownership.

                     "PERMITTED TRANSFER" shall mean:

                     (i) a minor (as determined by Lender) conveyance of an interest in the Premises by Borrower, such as a utility easement, and for which Lender has given its prior written consent and imposed such conditions as Lender deems advisable and appropriate;
                     (ii) a sale, assignment, transfer or conveyance of all or any portion of the Premises or an interest in the Premises for which Borrower has complied with all of the Property Transfer Requirements; or
                     (iii) any of the following Transfers for which Borrower has complied with all of the Ownership Transfer Requirements as applicable and Lender has given its prior written consent (and in connection with such consent, Lender may impose any conditions it wishes in its sole discretion):
                            (A) a sale, assignment, transfer, or conveyance of an ownership interest or interest therein;
                            (B) the issuance or other creation of ownership interests in an entity;
                            (C)    a reconstitution or conversion from one
                                   entity to another type of entity;
                            (D)    a merger, consolidation, reorganization or
                                   any other business combination;
                     (iv) with at least thirty (30) days advance written notice, transfers of ownership interests in Borrower and entities owning interests in Borrower between Inland Western Retail Real Estate Trust, Inc., a Maryland corporation ("IWRRET"), and its wholly owned affiliates for which Borrower has complied with all of the Specific Transfer Requirements - 1;
                     (v) with at least thirty (30) days advance written notice, transfers of ownership interests in Borrower and/or shares in entities owning interests in Borrower to Qualified New Partners or Qualified New Members (as the case may be) (hereinafter defined), for which Borrower has complied with all of the Specific Transfer Requirements - 2 (for purposes of this Permitted Transfer, a "Qualified New Partner" or a Qualified New Member" shall be defined as an institutional investor or fund managed by an institutional investor having assets of $100,000,000 or more);
                     (vi) with at least thirty (30) days advance written notice, transfers of direct or indirect ownership interests in Borrower and entities owning interests in Borrower and IWRRET, and its wholly owned affiliates to a Qualified Successor (hereinafter defined) and/or its wholly owned affiliates for which Borrower has complied with all of the Specific Transfer Requirements - 3 (for purposes of this

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                            Permitted Transfer, a "Qualified Successor" shall be
                            defined as an entity with a tangible net worth of $200,000,000 or more; a debt to equity ratio of 1.5 or less; and management personnel experienced in the ownership and management of retail properties similar to the Premises); or
                     (vii)  transfers of ownership interests in IWRRET.

                     "PROPERTY TRANSFER REQUIREMENTS" are all of the following:

                     1. Prior review and approval of the proposed purchaser or other transferee and the subject transaction by Lender, at Lender's sole discretion. Review of the proposed purchaser or other transferee and the subject transaction shall encompass various factors, including, but not limited to, the proposed purchaser's or other transferee's creditworthiness, financial strength, and real estate management and leasing expertise as well as the proposed transaction's effect on the Premises, the Borrower, and other security for the Loan;

                     2. Payment to Lender of an assumption fee equal to the greater of: (a) one half of one percent (0.5%) of the principal balance of the Note; or (b) $15,000.00; provided, however, that Lender will require $15,000.00 of such fee to be paid at the beginning of Lender' s review process, and such sum shall be nonrefundable and earned upon receipt by Lender whether or not the transaction is ultimately completed or Lender ultimately approves the proposed purchaser or other transferee:,

                     3. Receipt, at Borrower's expense, of a new standard loan policy in a form approved by the insurance commissioner of the state of Texas in the full amount of the Loan, in form and by an issuer satisfactory to Lender, and which insures this Deed of Trust to be a first and prior lien subject only to those exceptions which were previously approved by Lender and provides coverage against usury and mechanic's liens. If usury coverage is not available, Borrower shall provide, at Borrower's expense, a usury opinion letter in form and substance and from counsel acceptable to Lender;

                     4. Receipt by Lender of copies of all relevant information and documentation relating to or required by Lender in connection with the proposed transfer including but not limited to (a) the organizational documents of the proposed transferee and an opinion of counsel satisfactory to Lender as to its due formation, valid existence and authority to enter into and carry out the proposed transaction as well as the proposed transferee's compliance with its status as a Single Purpose Entity; (b) the deeds

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                            or other instruments of transfer and documents
                            relating to the assignment and assumption of Leases;
                            (c) evidence of compliance with the insurance requirements contained in the Loan Documents; and
                            (d) compliance with such other closing requirements as are customarily imposed by Lender in connection with such transactions;

                     5. Execution, delivery, acknowledgment and recordation, as applicable, of new, revised and/or replacement assumption agreements, loan modification agreements, indemnification agreements, escrow security or property reserves agreements, security instruments, financing statements, UCCs, new or revised letters of credit and/or guarantees in form and substance satisfactory to Lender;

                     6. Payment of outside counsel fees and costs, other applicable professional's fees and costs, taxes, recording fees and the like, and any other fees and costs incurred;

                     7. Receipt by Lender of 60 days advance written notice of the proposed Transfer in question;

                     8. Receipt by Lender of a waiver from any tenant having a right or option to purchase the Premises or any portion thereof, waiving such right or option in form and substance acceptable to Lender; and

                     9. At Lender's option, and if required by the procedures promulgated by any rating agency(ies) associated with a securitization transaction with respect to the Loan, receipt by Lender of written evidence from such agency(ies) to the effect that the proposed transfer will not result in a re-qualification, reduction or withdrawal of any rating in effect immediately prior to such transfer issued in connection with the securitization transaction.

                     "OWNERSHIP TRANSFER REQUIREMENTS" are all of the Property Transfer Requirements which Lender deems appropriate in its discretion, as well as a reasonable processing fee to be determined by Lender; provided, however, that (i) with respect to item 2 of the Property Transfer Requirements, the 0.5% component of the fee shall be prorated (subject, however, to the $15,000 minimum) based on Lender's calculation of the effective percentage interest in Borrower transferred, and (ii) item 3 of the Property Transfer Requirements shall be required, at Lender's discretion, only in the event of (A) a merger, consolidation, reorganization or any other business combination or (B) a reconstitution or conversion from one entity to another type of entity.

                     "SPECIFIC TRANSFER REQUIREMENTS - 1" are all of the following which Borrower agrees to provide to Lender prior to each proposed transfer: (i) a transfer fee of $2,000.00;
                     (ii) all relevant documentation and information related to the organization, authority, and validity of the proposed ownership interest purchaser, transferee and the transaction in general; (iii) all documents and instruments of conveyance, transfer and assignment; (iv) at Lender's discretion, a reaffirmation of the obligations of the Guarantor(s) under the Guaranty; and (v) evidence of payment of all outside counsel fees, professional fees, title insurance fees, if any, and any and all other fees, costs and expenses related to the proposed transfer (provided that no assumption or transfer fee other than the $2,000 fee stated in (i) above shall be required).

                     "SPECIFIC TRANSFER REQUIREMENTS - 2" are all of the following which Borrower agrees to provide to Lender prior to each proposed transfer: IWRRET or a wholly owned affiliate thereof (i) remains the sole general partner of the Borrower, (ii) (a) retains 51% or more of the ownership interest in the Borrower, or (b) retains ownership of 20% to 50% of the ownership interest in the Borrower subject to Lender's review and approval in each instance of the proposed transferee and the subject transaction; Lender's review of the proposed transferee and the subject transaction shall encompass various factors, including but not limited to, transferee's creditworthiness, financial strength, and real estate management expertise, as well as the proposed transaction's effect on the Premises, Borrower and the other security for the Loan, and (iii) otherwise retains operational and management control of Borrower as determined by Lender, and further provided Borrower provides Lender each of the following items prior to each proposed transfer: (a) a transfer fee equal to the greater of $5,000.00 or the product of the percentage ownership interest in Borrower to be transferred multiplied by one percent (1%)of the outstanding principal balance of the Loan; (b) all relevant documentation and information related to the organization, authority, and validity of the proposed ownership interest purchaser, transferee and the transaction in general; (c) all documents and instruments of conveyance, transfer and assignment; (d) a reaffirmation of the obligations of the Guarantor(s) under the Guaranty; and (e) evidence of payment of all outside counsel fees, professional fees, title insurance fees and any and all other fees, costs and expenses related to the proposed transfer (provided that no assumption or transfer fee other than the $5,000.00 fee stated in (a) above shall be required).

                     "SPECIFIC TRANSFER REQUIREMENTS - 3" are all of the following which Borrower agrees to provide to Lender prior to each proposed transfer: (i) said transfers are made to accommodate either the merger of IWRRET with the Qualified Successor or the sale of a majority of IWRRET's assets to the Qualified Successor; (ii) the Qualified Successor retains direct or indirect ownership of 51% or more of the ownership interests in the Borrower; (iii) the Qualified Successor or its wholly owned affiliate remains the sole general partner of Borrower; and (iv) the Qualified Successor otherwise retains operational and management control of Borrower as determined by Lender, and further provided, Borrower provides Lender with each of the following items prior to the proposed transfer: (a) a transfer fee of $10,000.00;(b) all relevant documentation and information related to the organization, authority, and validity of the proposed ownership interest purchaser, transferee and the transaction in general; (c) all documents and instruments of conveyance, transfer and assignment; (d) a reaffirmation of the obligations of the Guarantor(s) under the Guaranty or assumption thereof by an individual(s) or entity(ies) acceptable to Lender in its sole discretion; and (e) evidence of payment of all outside counsel fees, professional fees, title insurance fees and any and all other fees, costs and expenses related to the proposed transfer (provided that no assumption or transfer fee other than the $10,000.00 fee stated in (a) above shall be required).

       3.     (a)    Borrower shall pay or cause to be paid when due and before any penalty attaches or interest accrues all general taxes, special taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), utility charges, water charges, sewer service charges, common area maintenance charges, if any, vault or space charges and all other like charges against or affecting the Premises or against any property or equipment located on the Premises, or which might become a lien on the Premises, and shall, within 10 days following
                     Lender's request, furnish to Lender a duplicate receipt of such payment. If any such tax, assessment or charge may legally be paid in installments, Borrower may, at its option, pay such tax, assessment or charge in installments.

              (b) If Borrower desires to contest any tax, assessment or charge relating to the Premises, Borrower may do so by paying the same in full, under protest, in the manner provided by law; provided, however, that

                     (i) if contest of any tax, assessment or charge may be made without the payment thereof, and

                     (ii) such contest shall have the effect of preventing the collection of the tax, assessment or charge so contested and the sale or forfeiture of the Premises or any part thereof or any interest therein to satisfy the same, then Borrower may in its discretion and upon the giving of written notice to Lender of its intended action and upon the furnishing to Lender of such security or bond as Lender may require, contest any such tax, assessment or charge in good faith and in the manner provided by law. All costs and expenses incidental to such contest shall be paid by Borrower. In the event of a ruling or adjudication adverse to Borrower, Borrower shall promptly pay such tax, assessment or charge. Borrower shall indemnify and save harmless the Lender and the Premises from any loss or damage arising from any such contest and shall, if necessary to prevent sale, forfeiture or any other loss or damage to the Premises or to Lender, pay such tax, assessment or charge or take whatever action is necessary to prevent any sale, forfeiture or loss.

       4.     (a)    Borrower shall at all times keep or cause to be kept in
                     force (i) property insurance insuring all Improvements which now are or hereafter become a part of the Premises for perils covered by a causes of loss-special form insurance policy, including coverage against terrorism containing both replacement cost and agreed amount endorsements or equivalent coverage; (ii) commercial general liability insurance naming Lender as an additional insured protecting Borrower and Lender against liability for bodily injury or property damage occurring in, on or adjacent to the Premises in commercially reasonable amounts; (iii) boiler and machinery insurance if the property has a boiler or is an office building; (iv) rental value insurance for the perils specified herein for one hundred percent (100%) of the Rents (including operating expenses, real estate taxes, assessments and insurance costs which are lessee's liability) for a period of twelve
                     (12) months; (v) builders risk insurance during all periods of construction; and (vi) insurance against all other hazards as may be reasonably required by Lender, including, without limitation, insurance against loss or damage by flood. Notwithstanding anything herein above to the contrary, if neither: (i) property insurance without an exclusion for terrorism, terrorist acts or similar perils
                     ("Terrorism") nor; (ii) a separate policy insuring specifically against Terrorism is available at a cost which is in Lender's opinion is commercially reasonable, taking into consideration, among other things: (a) how properties similar in type, size, quality and location are insured with respect to Terrorism; and (b) the amount of coverage, premium and deductible applicable to such insurance, then
                     Lender agrees to waive the requirement to provide insurance covering Terrorism until such coverage again becomes available at a cost, which in Lender's opinion is commercially reasonable.

              (b) All insurance (including deductibles and exclusions) shall be in form, content and amounts approved by Lender and written by an insurance company or companies approved by Lender and rated A-, class size VIII or better in the most current issue of Best's Insurance Reports and which is licensed to do business in the state in which the Premises are located or a governmental agency or instrumentality approved by Lender. The policies for such insurance shall have attached thereto standard mortgagee clauses in favor of and permitting Lender to collect any and all proceeds payable thereunder and shall include a 30 day (except for nonpayment of premium, in which case, a 10 day) notice of cancellation clause in favor of Lender. All certificates of insurance (or policies if requested by Lender) shall be delivered to and held by Lender as further security for the payment of the Note and any other obligations arising under the Loan Documents, with evidence of renewal coverage delivered to Lender at least 15 days before the expiration date of any policy. Borrower shall not carry or permit to be carried separate insurance, concurrent in kind or form and contributing in the event of loss, with any insurance required in the Loan Documents.

       5.     (a)    Upon the occurrence of an Event of Default and upon request of Lender, Borrower shall deposit with and pay to Lender, on the Closing Date and/or on each payment date specified in the Note, sums calculated by Lender for payment of the following as they become due and payable: (i) the estimated taxes and assessments assessed or levied against the Premises, and (ii) the estimated premiums for insurance required by the Loan Documents, excluding commercial general liability insurance. Lender shall use such deposits to pay the taxes, assessments and premiums when the same become due. Borrower shall procure and deliver to Lender, in advance, statements for such charges. If the total payments made by Borrower under this paragraph exceed the amount of payments actually made by Lender for taxes, assessments and insurance premiums, such excess shall be credited by Lender on subsequent deposits to be made by Borrower. If, however, the deposits are insufficient to pay the taxes, assessments and insurance premiums when the same shall be due and payable, Borrower will pay to Lender any amount necessary to make up the deficiency, five (5) business days before the date when payment of such taxes, assessments and insurance premiums shall be due. If at any time Borrower shall tender to Lender, in accordance with the provisions of the Note secured by this Deed of Trust, full payment of the entire Indebtedness represented thereby, Lender shall, in computing the amount of such Indebtedness, credit to the account of Borrower any balance remaining in the funds accumulated and held by Lender under the provisions of this paragraph. If there is an Event of Default resulting in a public sale of the Premises, or if Lender otherwise acquires the Premises after an Event of Default, Lender shall apply, at the time of commencement of such proceedings, or at the time the Premises is otherwise acquired, the balance then remaining in the funds accumulated under this paragraph as a credit toward any delinquent or accrued taxes and then in such priority as Lender elects to the other Indebtedness.

              (b) Any funds held under this paragraph shall not constitute any deposit or account of the Borrower or moneys to which the Borrower is entitled upon demand, or upon the mere passage of time, or sums to which Borrower is entitled to any interest or crediting of interest by virtue of Lender's mere possession of such deposits. Lender shall not be required to segregate such deposits and may hold such deposits in its general account or any other account and may commingle such deposits with any other moneys of Lender or moneys which Lender is holding on behalf of any other person or entity.

       6. In the event of any damage to or destruction of the Premises, or any part thereof:

              (a) Borrower will immediately notify Lender thereof in the manner provided in this Deed of Trust for the giving of notices. Lender shall have the right (which may be waived by Lender in writing) to settle and adjust any claim under such insurance policies required to be maintained by Borrower. In all circumstances, the proceeds thereof shall be paid to Lender and Lender is authorized to collect and to give receipts therefor. Borrower agrees and acknowledges that such proceeds shall be held by Lender without any allowance of interest and that in any bankruptcy proceeding of Borrower, all such proceeds shall be deemed to be "Cash Collateral" as that term is defined in Section 363 of the Bankruptcy Code. Provided that no Event of Default exists, Borrower shall have the right to participate in any settlement or adjustment; provided, however, that any settlement or adjustment shall be subject to the written approval of Lender, not to be unreasonably withheld.

              (b) Such proceeds, after deducting therefrom any reasonable expenses incurred by Lender in the collection thereof (including but not limited to reasonable attorneys' fees and costs), shall be applied by Lender to pay the Indebtedness secured hereby including, but not limited to the Make Whole Premium, whether or not then due and payable, provided, however, that if no Event of Default exists at the time of such application, no Make Whole Premium shall be due.

                     Notwithstanding anything hereinabove to the contrary,

                     (i) in the event the casualty occurs more than six (6) months prior to the Maturity Date and no Event of Default exists, Lender shall apply such proceeds as outlined below; provided, further, that Lender's rights in this subparagraph are subject to Borrower's rights to use such proceeds for rebuilding and restoring the buildings and improvements as may be required or permitted by law in effect at the time of the loss.

                            (A) If the aggregate amount of such proceeds is less than $250,000, Lender shall pay such proceeds directly to Borrower, to be held in trust for Lender and applied to the cost of rebuilding and restoring the Premises.

                            (B) If the aggregate amount of such proceeds equals or exceeds $250,000 Lender shall disburse such amounts of the proceeds as Lender reasonably deems necessary for the repair or replacement of the Premises, subject to the conditions set forth in paragraph 6(c) below.

                     (ii) in the event (x) an Event of Default exists, or (y) the casualty occurs during the last six (6) months prior to the Maturity Date and Lender determines that the repair and restoration of such casualty cannot be completed prior to the Maturity Date, or
                            (z) the
                            conditions set forth in paragraph 6(c) are not met, then Lender, in its sole and absolute discretion may either:

                            (A)    declare the entire Indebtedness to be
                                   immediately due and payable, provided,
                                   however, that if no Event of Default exists, no Make Whole Premium shall be due. All proceeds shall be applied toward payment of the Indebtedness in such priority as Lender elects; or

                            (B) disburse such proceeds as Lender reasonably deems necessary for the repair or replacement of the Premises subject to those conditions set forth in paragraph 6(c) which Lender in its sole and absolute discretion may require.

              (c)    (i)    In the event that Borrower is to be reimbursed out
                            of the insurance proceeds or out of any award or payment received with respect to a Taking, Lender shall from time to time make available such proceeds, subject to the following conditions: (a) there continues to exist no Event of Default; (b) the delivery to Lender of satisfactory evidence of the estimated cost of completion of such repair and restoration work and any architect's certificates, waivers of lien, contractor's sworn statements, and other evidence of cost and of payment and of the continued priority of the lien hereof over any potential liens of mechanics and materialmen
                            (including, without limitation, title policy endorsements) as Lender may reasonably require and approve; (c) the time required to complete the repair and restoration work and for the income from the Premises to return to the level it was prior to the loss will not exceed the coverage period of the rental value insurance required hereunder; (d) the annual net cash flow (annual net operating income after deduction for tenant improvements, leasing commissions, annual replacement reserves, and a management fee) shall equal or exceed 1.5 times the annual debt service on the Note. Only net operating income from approved executed Leases in effect on the Premises, having at least three (3) years remaining prior to the expiration of their term, with no uncured defaults, shall be used in Lender's determination of the annual net cash flow; (e)
                            Lender approves the plans and specifications of such work before such work is commenced if the estimated cost of rebuilding and restoration exceeds 25% of the Indebtedness or involves any structural changes or modifications. If said plans and specifications substantially comply with those previously approved by Lender, Lender's approval shall not be unreasonably withheld; (f) if the amount of any insurance proceeds, award or other payment is insufficient to cover the cost of restoring and rebuilding the Premises, Borrower shall pay such cost in excess of such proceeds, award or other payment before being entitled to reimbursement out of such funds; (g) Borrower pays to Lender a non-refundable processing fee equal to the greater of $5,000.00 or .25% of the amount of such proceeds within sixty (60) days of the occurrence of any such damage or destruction and before Lender disburses any proceeds; and (h) such other conditions to such disbursements, in Lender's reasonable discretion, as would be customarily required by a construction lender doing business in the area where the Premises is located or which are otherwise required by any rating agency rating a securitization transaction with respect to the Loan.

                     (ii) No payment made by Lender prior to the final completion of the repair or restoration work shall, together with all payments theretofore made, exceed 90% of the cost of such work performed to the time of payment, and at all times the undisbursed balance of said proceeds shall be at least sufficient to pay for the cost of completion of such work free and clear of all liens. Any proceeds remaining after payment of the cost of rebuilding and restoration shall, at the option of Lender, either be (a) applied in reduction of the Indebtedness secured hereby, provided, however, that if no Event of Default exists at the time of such application, no Make Whole Premium shall be due, or (b) paid to Borrower.

                     (iii) Repair and restoration of the Premises shall be commenced promptly after the occurrence of the loss and shall be prosecuted to completion diligently, and the Premises shall be so restored and rebuilt to substantially the same character and quality as prior to such damage and destruction and shall comply with all Legal Requirements.

              (d) Should such damage or destruction occur after foreclosure or sale proceedings have been instituted, the proceeds of any such insurance policy or policies, if not applied in rebuilding or restoration of the Improvements, shall be used to pay (i) the Indebtedness then due and owing in the event of a non-judicial sale in such priority as Lender elects, or (ii) the amount due in accordance with any decree of foreclosure or deficiency judgment that may be entered in connection with such proceedings, and the balance, if any, shall be paid to the owner of the equity of redemption if it shall then be entitled to the same, or otherwise as any court having jurisdiction may direct.

       7.     In the event of the commencement of a Taking affecting the
              Premises:

              (a) Borrower shall notify Lender thereof in the manner provided in this Deed of Trust for the giving of notices. Lender may participate in such proceeding, and Borrower shall deliver to Lender all documents requested by it to permit such participation.

              (b) Borrower shall cause the proceeds of any award or other payment made relating to a Taking, to be paid directly to Lender. Lender, in its sole and absolute discretion: (i) may apply all such proceeds to pay the Indebtedness in such priority as Lender elects, provided however, that if no Event of Default exists at the time of such application no Make Whole Premium shall be due; or (ii) subject to and in accordance with the provisions set forth in paragraph 6(c) above, may disburse such amounts of the proceeds as Lender reasonably deems necessary for the repair or replacement of the Premises.

              Notwithstanding anything herein above to the contrary, provided no Event of Default exists, Lender agrees to disburse the proceeds received from any Inconsequential Taking, as hereinafter defined, to Borrower for the repair and/or replacement of the Premises.
              An Inconsequential Taking shall be a Taking which (i) results in less than $250,000 in proceeds; (ii) does not, in Lender's determination, materially or adversely affect the Improvements, parking, access, ingress, egress or use of the Premises; and
              (iii) does not trigger any rights or options of tenants under the Leases.

              Borrower has advised Lender of the pending condemnation action Cause No.2002ED0053 affecting the Premises (the "Existing Condemnation Action"). Notwithstanding anything herein to the contrary, Lender agrees that the proceeds of any award or other payment made in connection with the Existing Condemnation Action shall be disbursed to Borrower and, to the extent requiring by the condemning authority, Lender agrees to execute a release of lien of this Deed of Trust covering the portion of the Premises affected by the Existing Condemnation Action within ten (10) days after receipt of a request therefor together with all documentation necessary for Lender to process such request. Borrower shall pay all outside counsel fees and costs, other applicable professional's fees and costs, taxes, recording fees and the like, and any other fees and costs incurred by Lender in connection with such release of lien.

       8. If by the laws of the United States of America or of any state or governmental subdivision having jurisdiction over Borrower or of the Premises or of the Loan evidenced by the Loan Documents or any amendments or modifications thereof, any tax or fee is due or becomes due or is imposed upon Lender in respect of the issuance of the Note hereby secured or the making, recording and registration of this Deed of Trust or otherwise in connection with the Loan Documents, the Environmental Indemnity or the Loan, except for Lender's income or franchise tax, to the extent permitted by applicable law Borrower covenants and agrees to pay such tax or fee in the manner required by such law and to hold harmless and indemnify Trustee and Lender, their successors and assigns, against any liability incurred by reason of the imposition of any such tax or fee.

       9.     (a)    Upon the occurrence of any Event of Default, Lender may,
                     but need not, make any payment or perform any act herein required of Borrower, in any form and manner deemed expedient and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting said Premises, or contest any tax or assessment. All moneys paid for any of the purposes herein authorized and all reasonable expenses paid or incurred in connection therewith, including but not limited to, reasonable attorneys' fees and costs and reasonable attorneys' fees and costs on appeal, and any other money advanced by Lender to protect the Premises and the lien hereof, shall be so much additional Indebtedness secured hereby and shall become immediately due and payable without notice and with interest thereon at the Default
                     Rate from the date of expenditure or advance until paid.

              (b) In making any payment hereby authorized relating to taxes or assessments or for the purchase, discharge, compromise or settlement of any prior lien, Lender may make such payment according to any bill, statement or estimate secured from the appropriate public office without inquiry into the accuracy thereof or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof or without inquiry as to the validity or amount of any claim for lien which may be asserted.

       10. If one or more of the following events (herein called an "EVENT OF DEFAULT" or "EVENTS OF DEFAULT" as the context so requires) shall have occurred:

              (a) failure to pay when due any principal, interest, Make Whole Premium or other Indebtedness, utilities, taxes or assessments or insurance premiums required pursuant to the Loan Documents or the Environmental Indemnity, and such failure shall have continued for 5 days as to payment of any principal, interest or taxes or assessments, or insurance premiums or for 5 days after written notice specifying such default is given by Lender to Borrower as to payment of any Make Whole Premium; or

              (b) Borrower, Interest Owner or any guarantor voluntarily brings or acquiesces to any of the following: (A) any action for dissolution, act of dissolution or dissolution or the like of Borrower, Interest Owner or any guarantor under the Federal Bankruptcy Code as now or hereafter constituted; (B) the filing of a petition or answer proposing the adjudication of Borrower, Interest Owner or any guarantor as a bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to any present or future federal or state bankruptcy or similar law; or (C) the appointment by order of a court of competent jurisdiction of a receiver, trustee or liquidator of the Premises or any part thereof or of Borrower, Interest Owner or any guarantor or of substantially all of the assets of Borrower, Interest Owner or any guarantor; or

              (c) one or more of the items set forth in paragraph 10(b) above occur which were either not (i) voluntarily brought by Borrower, Interest Owner or any guarantor or (ii) acquiesced in by Borrower, Interest Owner or any guarantor, and which are not discharged or dismissed within 90 days after the action, filing or appointment, as the case may be; or

                     With respect to the matters in (b) and (c) above for an Interest Owner only, no Event of Default shall occur until an interested party or Interest Owner asserts a claim or right against Borrower or the Premises which delays or otherwise affects Lender's rights, remedies, or interests granted under the Loan Documents (whether or not such assertion is successful).

              (d) with respect to the matters not described in the other subparagraphs of this paragraph 10, failure to duly observe or perform any covenant, condition or agreement of the Borrower or any guarantor contained in this Deed of Trust, the Guaranty, the Note or the Assignment of Leases from Borrower to Lender or in any other instrument or agreement which evidences or secures the Loan (the "LOAN DOCUMENTS"), or in the Environmental Indemnity and such failure shall have continued for 30 days after Notice specifying such failure is given by Lender to Borrower; or

                     If any failure to observe or perform under (d) above shall be of such nature that it cannot be cured or remedied within 30 days, Borrower shall be entitled to a reasonable period of time to cure or remedy such failure (not to exceed 90 days following the giving of Notice), provided Borrower commences the cure or remedy thereof within the 30 day period following the giving of Notice and thereafter proceeds with diligence, as determined by Lender, to complete such cure or remedy.

              (e) the failure of Borrower to duly observe or perform any of the covenants, conditions and agreements of the Borrower contained in paragraph 2(f) of this Deed of Trust; or

              (f) any representation when made by or on behalf of Borrower, Interest Owner or any guarantor regarding the Premises, the making or delivery of any of the Loan Documents or the Environmental Indemnity or in any material written information provided by or on behalf of Borrower, Interest Owner or any guarantor in connection with the Loan shall prove to be untrue or inaccurate in any material respect; or

              (g) the failure of Borrower to give Notice to Lender within 90 days after the death of any individual who is personally liable for any obligation under the Loan Documents or the Environmental Indemnity, as Borrower, indemnitor or guarantor, whether or not such individual had executed the Note or this Deed of Trust; or

              (h) subject to the provisions of paragraph 2(f), the failure of Borrower to provide Lender with an assumption agreement in form and substance and executed by a person(s) or entity(ies) acceptable to Lender in its sole discretion to assume the obligations of any deceased individual who is personally liable for any obligation under the Loan Documents or the

                     Environmental Indemnity, as Borrower, indemnitor or guarantor, whether or not such individual had executed the Note or this Deed of Trust, and such failure shall have continued for 90 days after the death of such individual; or

              (i)    the failure of Borrower to remain a Single Purpose Entity;

              (j) the failure of Borrower to comply with the requirements of paragraph 49 hereof within 120 days from the date hereof and such failure shall have continued for thirty (30) days after written notice from Lender to Borrower;

              then, in each and every such case, the whole of said principal sum hereby secured shall, at the option of the Lender and without further notice to Borrower, become immediately due and payable together with accrued interest thereon, a Make Whole Premium calculated in accordance with the provisions of the Loan Documents and all other Indebtedness, and whether or not Lender has exercised said option, interest shall accrue on the entire principal balance and any interest or Make Whole Premium or other Indebtedness then due, at the Default Rate until fully paid or if Lender has not exercised said option, for the duration of any Event of Default. As used in this Deed of Trust, "SINGLE PURPOSE ENTITY" means a corporation, limited or general partnership, limited liability company, or business trust which, at all times until the Indebtedness is paid in full (i) will be organized solely for the purpose of owning the Premises, (ii) will not engage in any business unrelated to the ownership of the Premises,
              (iii) will not have any assets other than those related to the Premises, (iv) will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation or merger, and, except as otherwise expressly permitted by the Loan Documents, will not engage in, seek or consent to any asset sale, transfer of partnership, membership, shareholder, beneficial interests, or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation, operating agreement, trust agreement, or trust certificate (as applicable), (v) will not fail to correct any known misunderstanding regarding the separate identity of such Entity, (vi) without the unanimous consent of all of the partners, directors, members, beneficial owners and trustees, as applicable, will not with respect to itself or to any other Entity in which it has a direct or indirect legal or beneficial ownership interest
              (a) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (b) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such Entity or all or any portion of such Entity's properties; (c) make any assignment for the benefit of such Entity's creditors; or (d) take any action that might cause such Entity to become insolvent, (vii) will maintain its accounts, books and records separate from any other person or Entity, (viii) will maintain its books, records, resolutions and agreements as official records, (ix) has not commingled and will not commingle its funds or assets with those of any other person or Entity, (x) has held and will hold its assets in its own name, (xi) will conduct its business in its name, (xii) will maintain its financial statements, accounting records and other Entity documents separate from any other person or Entity, (xiii) will pay its own liabilities out of its own funds and assets,
              (xiv) will observe all corporate, limited liability company and partnership formalities, as applicable, (xv) has maintained and will maintain an arms-length relationship with its Affiliates,
              (xvi) if such Entity owns the Premises, will have no indebtedness other than the Indebtedness and commercially reasonable unsecured trade payables in the ordinary course of business relating to the ownership and operation of the Premises which are paid within sixty (60) days of the date incurred, (xvii) will not assume or guarantee or become obligated for the debts of any other person or Entity or hold out its credit as being available to satisfy the obligations of any other person or Entity, except for the Indebtedness, (xviii) will not acquire obligations or securities of its partners, members, trustees, beneficial owners or shareholders, (xix) will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and uses separate stationery, invoices and checks, (xx) will not pledge its assets for the benefit of any other person or Entity,
              (xxi) will hold itself out and identify itself as a separate and distinct Entity under its own name and not as a division or part of any other person or Entity, (xxii) will not make loans to any person or Entity, (xxiii) will not identify its partners, members, shareholders, trustees, beneficiaries or any Affiliates of any of them as a division or part of it, (xxiv) will not enter into or be a party to, any transaction with its partners, members, shareholders, beneficiaries, trustees or its Affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, (xxv) will pay the salaries of its own employees from its own funds, (xxvi) will maintain adequate capital in light of its contemplated business operations, (xxvii) if such Entity is a limited liability company, limited partnership, or business trust then such Entity shall continue (and not dissolve) for so long as a solvent managing member, general partner, or trustee, as applicable, exists and such Entity's organizational documents shall contain such provision.

       11. Borrower agrees that if Lender accelerates the whole or any part of the principal sum hereby secured after the occurrence of an Event of Default, or applies any proceeds pursuant to the provisions hereof, Borrower waives any right to prepay the principal sum hereby secured in whole or in part without premium and agrees to pay, as yield maintenance protection and not as a penalty, a "MAKE WHOLE PREMIUM". However, in the event any proceeds from a casualty or Taking of the Premises are applied to reduce the principal balance under the Note, no Make Whole Premium shall be due so long as no Event of Default exists at the time of such application. The Make Whole Premium shall be the lesser of
              (i) the maximum amount which is allowable under Texas law limiting the amount of interest which may be contracted for, charged or received, after considering all other amounts constituting or deemed to constitute interest, and (ii) the greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as follows:

              (a) Determine the "REINVESTMENT YIELD." The Reinvestment Yield will be equal to the yield on the U.S. Treasury Issue ("PRIMARY ISSUE")* published one week prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield.

                     At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, Lender shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to the Maturity Date.

              (b) Calculate the "PRESENT VALUE OF THE LOAN." The Present Value of the Loan is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity
                     Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date. In the event of a partial prepayment as a result of the aforementioned application of proceeds, the Present Value of the Loan shall be calculated in accordance with the preceding sentence multiplied by the fraction which results from dividing the amount of the prepaid proceeds by the principal balance immediately prior to prepayment.

              (c) Subtract the amount of the prepaid proceeds from the Present Value of the Loan as of the date of prepayment. Any resulting positive differential shall be the premium.

              Notwithstanding anything herein to the contrary, during the last 90 days prior to the Maturity Date, the Make Whole Premium shall not be subject to the one percent (1%) minimum and shall be calculated only as provided in (a) through (c) above.

       12. Upon the occurrence of an Event of Default, Lender shall have the option of declaring all Indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein (to the extent not inconsistent with applicable law) or provided for by law, as Lender may elect.

       13. Upon the occurrence of an Event of Default, Trustee, Trustee's successor or substitute, is authorized and empowered and it shall be Trustee's special duty at the request of Lender to sell the Premises or any part thereof situated in the State of Texas at the courthouse of any county in the State of Texas in which any part of the Premises is situated, at public auction to the highest bidder for cash. The sale shall take place between the hours of 10 o'clock a.m. and 4 o' clock p.m. on the first Tuesday in any month, at such area of the courthouse as shall be designated from time to time by the commissioners court of the specified county (or, if not so designated by the commissioners court, at such other area in the courthouse as may be provided in the notice of sale hereinafter described) after having given notice of such sale in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Lender may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Premises shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Premises shall be sold; and, if the proceeds of such sale of less than the whole of the Premises shall be less than the aggregate of the Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Premises just as though no sale had been made; provided, however, that Borrower shall never have any right to require the sale of less than the whole of the Premises, but Lender shall have the right, at its sole election, to request Trustee to sell less than the whole of the Premises. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Borrower, conveying the property so sold to the purchaser or purchasers in fee simple with general warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or Trustee's substitute or successor, and such power of sale may be exercised from time to time as many times as Lender may deem necessary until all of the Premises has been duly sold and all Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the judgment of Lender, such sale shall not exhaust the power of sale hereunder and Lender shall have the right to cause a subsequent sale or sales to be made hereunder. If an Event of Default occurs under this Deed of Trust, Lender shall have the option to proceed with foreclosure in satisfaction of such item, either through judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness secured by this Deed of Trust due and payable, and if sale is made because of a default of an installment payment or a portion of an installment, such sale may be made subject to the unmatured part of the remaining unpaid Indebtedness; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured portion of the Indebtedness secured by this Deed of Trust, but as to such unmatured part, this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness secured by this Deed of Trust. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Indebtedness secured hereby, or as the occurrence of an Event of Default, or as to Lender having declared all of such Indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Lender or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Trustee, Trustee's successor or substitute, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, Trustee's successor or substitute.

       14. That portion of the Premises which is personal property is referred to herein as the "Collateral". To secure the payment of the Indebtedness, Borrower hereby grants to Lender a security interest in the Collateral together with all proceeds of the Collateral. Upon the occurrence of an Event of Default, Lender may exercise its rights of enforcement with respect to the Collateral under the Texas Business and Commerce Code, as amended, and in conjunction with, in addition to or in substitution for those rights and remedies:

              (a) the Lender may enter upon the Premises to take possession of, assemble and collect the Collateral or to render it unusable; and

              (b) the Lender may require Borrower to assemble the Collateral and make it available at a place the Lender designates which is mutually convenient to allow the Lender to take possession or dispose of the Collateral; and

              (c)    written notice mailed to Borrower as provided herein ten
                     (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute commercially reasonable notice; and

              (d) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Premises under power of sale as provided herein upon giving the same notice with respect to the sale of the Collateral hereunder as is required for such sale of the Premises under power of sale; and

              (e) in the event of a foreclosure sale, whether made by the Trustee under the terms hereof, or under judgment of a court, the Collateral and the Premises may, at the option of the Lender, be sold as a whole; and

              (f) it shall not be necessary that the Lender take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this paragraph is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

              (g) prior to application of proceeds of disposition of the Collateral to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorney's fees and legal expenses incurred by the Lender; and

              (h) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to the Lender having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Lender, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

              (i) the Lender may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Lender, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Lender.

       15. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of an Event of Default may be foreclosed as to any of the Premises in any manner permitted by the laws of the State of Texas or of any other state in which any part of the Premises is situated, and any foreclosure suit may be brought by Trustee or by Lender. In the event a foreclosure hereunder shall be commenced by Trustee, or Trustee's substitute or successor, Lender may at any time before the sale of the Premises direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and other Indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Lender should institute a suit for the collection of the Note or any other Indebtedness and for the foreclosure of this Deed of Trust, Lender may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, Trustee's substitute or successor, to sell the Premises in accordance with the provisions of this Deed of Trust.

       16. Upon such sale, Trustee shall make, execute, and after due payment is made, deliver to the purchaser or purchasers a deed or deeds for the Premises or part thereof sold and shall apply the proceeds of the sale, at the election of Lender first, to all of the expenses of such sale including the reasonable expenses of this trust or the Trustee and the fees and costs of any attorneys for this trust, environmental audits, the Trustee or Lender, all of which shall accrue and become due from and after any Event of Default, together with any sums which Trustee or Lender shall have paid for procuring any abstract, certificate or report of title to the Premises and, second, to principal, interest and any other Indebtedness and all other sums or amounts due under the Note or agreed or provided to be paid by Borrower herein or in any other Loan Documents, all in such order as Lender may determine. The remainder of such proceeds, if any, shall be paid to Borrower or Borrower's successors or assigns, as their rights may appear.

       17. In the event of such a sale of the Premises or any part thereof and the execution of a deed or deeds therefor under these trusts, any recital therein of the occurrence of an Event of Default or of the giving or recording of any notice or demand by Trustee or Lender regarding such sale shall be conclusive proof thereof, and the receipt of the purchase money recited therein shall fully discharge the purchaser from any obligation for the proper application of the proceeds of sale in accordance with these trusts.

       18. Following the occurrence of an Event of Default, unless the same has been specifically waived in writing, Borrower shall forthwith upon demand of Trustee or Lender surrender to Lender possession of the Premises, and Lender shall be entitled to take actual possession of the Premises or any part thereof personally or by its agents or attorneys, and Lender in its discretion may (to the extent permitted under applicable law), with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Premises together with all documents, books, records, papers and accounts of the Borrower or the then owner of the Premises relating thereto, and may exclude Borrower, its agents or assigns wholly therefrom, and may in the name of the Borrower, or in its own name as Lender and under the powers herein granted:

              (a) hold, operate, maintain, repair, rebuild, replace, alter, improve, manage or control the Premises as it deems judicious, insure and reinsure the same and any risks related to Lender's possession, operation and management thereof and receive all Rents, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion it deems proper or necessary to enforce the payment or security of the Rents, including actions for the recovery of Rent, actions in forcible detainer and actions in distress for Rents, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Borrower; and

              (b) conduct leasing activity pursuant to the provisions of the Assignment of Leases.

              Neither Trustee nor Lender shall be obligated to perform or discharge, nor does either hereby undertake to perform or discharge, any obligation, duty or liability under any Lease. Except to the extent that the same is caused solely by Lender's gross negligence or willful misconduct, should Trustee or Lender incur any liability, loss or damage under any Leases, or under or by reason of the Assignment of Leases, or in the defense of any claims or demands whatsoever which may be asserted against Lender or Trustee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements in any Lease, the amount thereof, including costs, expenses and reasonable attorneys' fees and costs, including reasonable attorneys' fees and costs on appeal, shall be added to the Indebtedness and secured hereby, WHETHER OR NOT SUCH LIABILITY, LOSS OR DAMAGE ARISES OR ALLEGEDLY ARISES FROM OR IN CONNECTION WITH ANY ACTS OF NEGLIGENCE OF LENDER OR UNDER ANY THEORY OF STRICT LIABILITY.

       19. Upon the occurrence of an Event of Default, Trustee and Lender in the exercise of the rights and powers conferred upon them shall have the full power to use and apply the Rents, less costs and expenses of collection to the payment of or on account of the items listed in (a) - (c) below, at the election of Lender and in such order as Lender may determine as follows:

              (a) to the payment of (i) the expenses of operating and maintaining the Premises, including, but not limited to the cost of management, leasing (which shall include reasonable compensation to Trustee, Lender and their respective agent or agents if management and/or leasing is delegated to an agent or agents), repairing, rebuilding, replacing, altering and improving the Premises, (ii) premiums on insurance as hereinabove authorized, (iii) taxes and special assessments now due or which may hereafter become due on the Premises, and (iv) expenses of placing the Premises in such condition as will, in the sole judgment of Lender, make it readily rentable;

              (b) to the payment of any principal, interest or any other Indebtedness secured hereby or any deficiency which may result from any foreclosure sale;

              (c) to the payment of established claims for damages, if any, reasonable attorneys' fees and costs and reasonable attorneys' fees and costs on appeal.

              The manner of the application of Rents, the reasonableness of the costs and charges to which such Rents are applied and the item or items which shall be credited thereby shall be within the sole and unlimited discretion of Lender. To the extent that the costs and expenses in (a) and (c) above exceed the amounts collected, the excess shall be added to the Indebtedness and secured hereby.

       20. Upon the occurrence of any Event of Default, unless the same has been specifically waived in writing, Lender may apply to any court having jurisdiction for the appointment of a receiver of the Premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Borrower at the time of application for such receiver and without regard to the then value of the Premises or the adequacy of Lender's security. Lender may be appointed as such receiver. The receiver shall have power to collect the Rents during the pendency of any foreclosure proceedings and, in case of a sale, during the full statutory period of redemption, if any, as well as during any further times when Borrower, except for the intervention of such receiver, would be entitled to collect such Rents. In addition, the receiver shall have all other powers which shall be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in its possession at Lender's election and in such order as Lender may determine in payment in full or in part of those items listed in paragraph 19.

       21.    (a)    Borrower agrees that all reasonable costs, charges and
                     expenses, including but not limited to, reasonable attorneys' fees and costs, incurred or expended by Trustee or Lender arising out of or in connection with any action, proceeding or hearing, legal, equitable or quasi-legal, including the preparation therefor and any appeal therefrom, in any way affecting or pertaining to the Loan
                     Documents, the Environmental Indemnity, or the Premises, shall be promptly paid by Borrower. All such sums not promptly paid by Borrower shall be added to the Indebtedness secured hereby and shall bear interest at the Default Rate from the date of such advance and shall be due and payable on demand.

              (b) Borrower hereby waives any notice of default, demand for payment and notice of intent to accelerate the maturity of all or any portion of the Indebtedness secured hereby, except as may be otherwise expressly herein provided. Borrower hereby agrees that upon the occurrence of an Event of Default and the acceleration of the principal sum secured hereby pursuant to this Deed of Trust, to the full extent that such rights can be lawfully waived, Borrower hereby waives and agrees not to insist upon, plead, or in any manner take advantage of, any notice of acceleration, any stay, extension, exemption, homestead, marshaling or moratorium law or any law providing for the valuation or appraisement of all or any part of the Premises prior to any sale or sales thereof under any provision of this Deed of Trust or before or after any decree, judgment or order of any court or confirmation thereof, or claim or exercise any right to redeem all or any part of the Premises so sold and hereby expressly waives to the full extent permitted by applicable law on behalf of itself and each and every person or entity acquiring any right, title or interest in or to all or any part of the Premises, all benefit and advantage of any such laws which would otherwise be available to Borrower or any such person or entity, and agrees that neither Borrower nor any such person or entity will invoke or utilize any such law to otherwise hinder, delay or impede the exercise of any remedy granted or delegated to Lender herein but will permit the exercise of such remedy as though any such laws had not been enacted. Borrower hereby further expressly waives to the full extent permitted by applicable law on behalf of itself and each and every person or entity acquiring any right, title or interest in or to all or any part of the Premises any and all rights of redemption from any sale or any order or decree of foreclosure obtained pursuant to provisions of this Deed of Trust.

       22. As a source of future payment of the Indebtedness, Borrower hereby assigns to Lender directly and absolutely, and not merely collaterally, the interest of Borrower as lessor under the Leases of the Premises and the Rents payable under any Lease and/or with respect to the use of the Premises, or portion thereof, including any oil, gas or mineral lease, or any installments of money payable pursuant to any agreement or any sale of the Premises or any part thereof, subject only to a license, if any, granted by Lender to Borrower with respect thereto prior to the occurrence of an Event of Default, as set forth in the Assignment of Leases and Rents. Borrower has executed and delivered the Assignment of Leases which grants to Lender specific rights and remedies in respect of said Leases and governs the collection of Rents thereunder and from the use of the Premises, and such rights and remedies so granted shall be cumulative of those granted herein.

              The collection of such Rents and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant to such notice, except to the extent any such Event of

              Default is fully cured. Failure or discontinuance of Lender at any time, or from time to time, to collect any such moneys shall not impair in any manner the subsequent enforcement by Lender of the right, power and authority herein conferred on Lender. Nothing contained herein, including the exercise of any right, power or authority herein granted to Lender, shall be, or be construed to be, an affirmation by Lender of any tenancy, Lease or option, or an assumption of liability under, or the subordination of the lien or charge of this Deed of Trust to any such tenancy, Lease or option. Borrower hereby agrees that, in the event Lender exercises its rights as provided for in this paragraph or in the Assignment of Leases, Borrower waives any right to compensation for the use of Borrower's furniture, furnishings or equipment in the Premises for the period such assignment of rents or receivership is in effect, it being understood that the Rents derived from the use of any such items shall be applied to Borrower's obligations hereunder as above provided.

              Notwithstanding the direct and absolute assignment of the Rents, there shall be no pro tanto reduction of any portion of the Indebtedness except with respect to Rents actually received by Lender and applied by Lender toward payment of the Indebtedness.

       23. All rights and remedies granted to Trustee or Lender in the Loan Documents shall be in addition to and not in limitation of any rights and remedies to which it is entitled in equity, at law or by statute, and the invalidity of any right or remedy herein provided by reason of its conflict with applicable law or statute shall not affect any other valid right or remedy afforded to Trustee or Lender. No waiver of any default or Event of Default under any of the Loan Documents shall at any time thereafter be held to be a waiver of any rights of the Trustee or Lender hereunder, nor shall any waiver of a prior Event of Default or default operate to waive any subsequent Event of Default or default. All remedies provided for in the Loan Documents are cumulative and may, at the election of Lender, be exercised alternatively, successively or concurrently. No act of Trustee or Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision or to proceed against one portion of the Premises to the exclusion of any other portion. Time is of the essence under this Deed of Trust and the Loan Documents.

       24. By accepting payment of any sum secured hereby after its due date, Lender does not waive its right either to require prompt payment when due of all other sums or installments so secured or to declare a default for failure to pay such other sums or installments.

       25. The limitation of recourse liability provisions of paragraph 9 of the Note are fully incorporated herein by reference as if the same were specifically stated here.

       26. In the event one or more provisions of the Loan Documents shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and the Loan

              Documents shall be construed as if any such provision had never been contained herein.

       27. If the payment of the Indebtedness secured hereby or of any part thereof shall be extended or varied, or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in said Premises, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Lender notwithstanding such variation or release.

       28. Upon payment in full of the principal sum, interest and other Indebtedness secured by the Loan Documents, these presents shall be null and void, and Trustee shall release this Deed of Trust and the lien hereof by proper instrument executed in recordable form.

       29.    (a)    Borrower hereby grants to Lender and its respective agents, attorneys, employees, consultants, contractors and assigns an irrevocable license and authorization to enter upon and inspect the Premises and all facilities located thereon at reasonable times, subject to the inspection rights provisions afforded to Borrower under the Leases. Lender shall make reasonable efforts to ensure that the operations of the tenants are not disrupted.

              (b) In connection with any sale or conveyance of this Deed of Trust, Borrower grants to Lender and its respective agents, attorneys, employees, consultants, contractors and assigns an irrevocable license and authorization to conduct, at Lender's expense, a Phase I environmental audit of the Premises, subject to the inspection rights provisions afforded to Borrower under the Leases.

              (c) In the event there has been an Event of Default or in the event Lender has formed a reasonable belief, based on its inspection of the Premises or other factors known to it, that Hazardous Materials may be present on the Premises, then Borrower grants to Lender and its respective agents, attorneys, employees, consultants, contractors and assigns an irrevocable license and authorization to conduct, at Borrower's expense, using ATC Associates, Inc. or the firm of Borrower's choice, subject to Lender's reasonable approval, environmental tests of the Premises, including without limitation, a Phase I environmental audit, subsurface testing, soil and ground water testing, and other tests which may physically invade the Premises or facilities (the "TESTS"). The scope of the Tests shall be such as Lender, in its sole discretion, determines is necessary to (i) investigate the condition of the Premises,
                     (ii) protect the security interests created under this Deed of Trust, or (iii) determine compliance with Environmental Laws, the provisions of the Loan Documents and the Environmental Indemnity and other matters relating thereto. Lender shall make reasonable efforts to ensure that the operations of the tenants are not disrupted.

              (d) Provided no Event of Default has occurred, Lender will provide Borrower with reasonable notice of Lender's intent to enter, inspect and conduct the Tests provided for in this paragraph. In addition, Lender shall conduct such inspections and Tests during normal business hours and use reasonable efforts to minimize disruption of the lessees' business operations. The foregoing licenses and authorizations are intended to be a means of protection of Lender's security interest in the Premises and not as participation in the management of the Premises.

       30. Within 15 days after any written request by any party to this Deed of Trust, the requested party shall certify, by a written statement duly acknowledged, the amount of principal, interest and other Indebtedness then owing on the Note, the terms of payment, Maturity Date and the date to which interest has been paid. Borrower shall further certify whether any defaults, offsets or defenses exist against the Indebtedness secured hereby. Borrower shall also furnish to Lender, within 30 days of its request therefor, tenant estoppel letters from such tenants of the Premises as Lender may reasonably require; which Lender shall not request more than one (1) time per annum.

       31.    (a)    Borrower shall furnish to Lender within 90 days after the
                     end of each fiscal year of Borrower, a detailed and analytical financial report prepared in accordance with generally accepted accounting principles consistently applied, certified in a manner and otherwise in form acceptable to Lender covering the full and complete operation of the Premises, including without limitation:
                     (i) income and expense statements, and (ii) a report of the leasing status of the Premises as of the end of such period, identifying the lessee, square footage leased, rental amount, base rental increases, rental concessions and/or rental deferments, if any, and commencement and expiration dates under each Lease of the Premises and a listing of sales volumes attained by lessees of the Premises under percentage leases for the immediately preceding year, and (iii) within 15 days after written request by Lender, an aged accounts receivable report, an annual budget, and sales volumes for lessees under percentage leases. Such reports shall be prepared by an accountant who may be an employee of Borrower, or of an affiliate of Borrower, acceptable to Lender. In addition to the reports referred to herein, Borrower shall promptly supply any additional information or records relating to the Premises or its operation as Lender may from time to time reasonably request.

              (b) Within 15 days after any written request by Lender, Borrower shall furnish to Lender, for the most recently completed fiscal quarter of Borrower, the reports specified in (i) and (ii) above.

              (c) Within 15 days after any written request by Lender, Borrower shall furnish to Lender for the most recently completed fiscal year, a combined or consolidated federal income tax return filed by IWRRET. Said information shall be subject to Lender's review.

       32. Each notice, consent, request, report or other communication under this Deed of Trust or any other Loan Document (each, a "NOTICE"), which any party hereto may desire or be required to give to the other shall be deemed to be an adequate and sufficient notice if given in writing and service is made by either (i) registered or certified mail, postage prepaid, in which case notice shall be deemed to have been received three (3) business days following deposit to U.S. mail; or (ii) nationally recognized overnight air courier, next day delivery, prepaid, in which case such notice shall be deemed to have been received one (1) business day following delivery to such nationally recognized overnight air courier; provided that service of a notice required by Tex. Property Code Section 51.002 shall be considered complete when the requirements of that statute are met. All Notices shall be addressed to Borrower at its address given on the first page hereof, or to Lender at c/o Principal Real Estate Investors, LLC, 801 Grand Avenue, Des Moines, Iowa 50392-1450, Attn: Commercial Real Estate Servicing, Loan No. 753821, or to such other place as any party may by written notice to the other parties designate as a place for service of notice. Borrower shall not be permitted to designate more than one place for service of Notice concurrently.

       33. Lender, from time to time, may substitute another Trustee in place of the Trustee named herein, to execute the trusts hereby created; and upon such appointment, and without conveyance to the successor trustee, the successor trustee shall be vested with all the title, interest, powers, duties and trusts in the Premises hereby vested in or conferred upon Trustee herein named. Each such appointment and substitution shall be made by written instrument executed by the Lender containing reference to this Deed of Trust sufficient to identify it, which instrument need not be recorded but when recorded in the office of the County Recorder of the county or counties in which the Premises is situated, shall be conclusive proof of proper appointment of the successor trustee. The recital or statement, in any instrument executed by Trustee in pursuance of any of said trusts, of the due authorization of any agent of the Trustee executing the same shall for all purposes be conclusive proof of such authorization.

       34. Trustee at any time, at Trustee's option, may commence and maintain suit in any court of competent jurisdiction and obtain the aid and direction of said court in the execution by it of the trusts or any of them, herein expressed or contained, and, in such suit, may obtain the orders or decrees, interlocutory or final of said court directing the execution of said trusts, and confirming and approving Trustee's acts, or any of them, or any sales or conveyances made by Trustee, and adjudging the validity thereof, and directing that the purchasers of the property sold and conveyed be let into immediate possession thereof, and providing for orders of court or other process requiring the Sheriff of the county in which said property is situated to place and maintain said purchasers in quiet and peaceable possession of the property so purchased by them, and the whole thereof.

       35. Borrower has had the opportunity to fully negotiate the terms hereof and modify the draftsmanship of the Loan Documents and the Environmental Indemnity. Therefore, the terms of the Loan Documents or the Environmental Indemnity shall be construed and interpreted without any presumption, inference, or rule requiring construction or interpretation of any provision of the Loan Documents or the Environmental Indemnity against the interest of the party causing the Loan Documents and the Environmental Indemnity or any portion of it to be drafted. Borrower is entering into the Loan Documents and the Environmental Indemnity freely and voluntarily without any duress, economic or otherwise.

       36. Borrower, forthwith upon request, at any and all times hereafter, at the expense of Borrower, will cause to be made, executed, acknowledged and delivered to Trustee, any and every deed or assurance in law which Trustee or counsel of Trustee shall reasonably advise or require for the more sure, effectual and satisfactory granting and confirming of said Premises unto Trustee.

       37. Trustee shall not be liable or responsible for its acts or omissions hereunder, INCLUDING TRUSTEE'S NEGLIGENCE, except for Trustee's own gross negligence or willful default, or be liable or responsible for any acts or omissions of any agent, attorneys or employee by him employed hereunder, if selected with reasonable care.

       38. Trustee accepts this trust when this Deed of Trust executed and acknowledged is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Borrower, Lender, or Trustee shall be a party unless brought by Trustee.

       39. This Deed of Trust and all provisions hereof shall inure to the benefit of the heirs, successors and assigns of Lender and shall bind the heirs and permitted successors and assigns of Borrower.

       40. This Deed of Trust shall be governed by, and construed in accordance with, the laws of the state of Texas, without regard to its conflicts of law principles.

       41. As used herein, the term "DEFAULT RATE" means a rate equal to the lesser of (i) four percent (4%) per annum above the then applicable interest rate payable under the Note or (ii) the maximum rate allowed by applicable law.

       42. BORROWER AND LENDER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTIONS BROUGHT BY BORROWER, TRUSTEE OR LENDER IN CONNECTION WITH THIS DEED OF TRUST, ANY OF THE LOAN DOCUMENTS, THE INDEBTEDNESS SECURED HEREBY, OR ANY OTHER STATEMENTS OR ACTIONS OF LENDER.

       43. This Deed of Trust and the Indebtedness secured hereby is for the sole purpose of conducting or acquiring a lawful business, professional or commercial activity or for the acquisition or management of real or personal property as a commercial investment, and all proceeds of such Indebtedness shall be used for said business or commercial investment purpose. Such proceeds will not be used for the purchase of any security within the meaning of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including without limitation, Regulations U, T and X of the Board of Governors of the Federal Reserve System. This is not a purchase money deed of trust where a seller is providing financing to a buyer for the payment of all or any portion of the purchase price and the Premises secured hereby is not a residence or homestead or used for mining, grazing, agriculture, timber or farming purposes.

       44. Unless Lender shall otherwise direct in writing, Borrower shall appear in and defend all actions or proceedings purporting to affect the security hereunder, or any right or power of the Lender, excluding any Federal regulatory proceedings against Lender that are not instituted because of any act or omission by Borrower, any Interest Owner or which result from the Premises. The Lender shall have the right to appear in such actions or proceedings. Borrower shall save Lender harmless from all reasonable costs and expenses, including but not limited to, reasonable attorneys' fees and costs and costs of a title search, continuation of abstract and preparation of survey incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in and to which Lender may be or become a party by reason hereof, excluding any Federal regulatory proceedings against Lender that are not instituted because of any act or omission by Borrower, any Interest Owner or which result from the Premises. Such proceedings shall include but not be limited to condemnation, bankruptcy, probate and administration proceedings, as well as any other action, suit, proceeding, right, motion or application wherein proof of claim is by law required to be filed or in which it becomes necessary to defend or uphold the terms of this Deed of Trust or the Loan Documents or otherwise purporting to affect the security hereof or the rights or powers of Lender. All money paid or expended by Lender in that regard, together with interest thereon from date of such payment at the Default Rate shall be additional Indebtedness secured hereby and shall be immediately due and payable by Borrower without notice.

       45. Upon the occurrence of an Event of Default, unless the same has been specifically waived in writing, all Rents collected or received by Borrower shall be accepted and held for Lender in trust and shall not be commingled with the funds and property of Borrower, but shall be promptly paid over to Lender.

       46. If more than one, all obligations and agreements of Borrower and of any general partner of Borrower are joint and several.

       47. This Deed of Trust may be executed in counterparts, each of which shall be deemed an original; and such counterparts when taken together shall constitute but one agreement.

       48. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records in the office of the county clerk where the Land and Improvements (including said fixtures) are situated.

       49. Upon receipt by Lender of the following documentation in form and substance satisfactory to Lender, Lender will execute and deliver to Borrower a release of the lien (the "Partial Release") of this Deed of Trust with respect to the portion of the Land comprised of an approximate 44,100 square foot tract located at the southeast corner of the Land (the "PT Outparcel") currently leased to PT's Gentlemen's Club:

              (a) a copy of the recorded subdivision replat of the Land subdividing the PT Outparcel from the remainder of the Land (the "Remainder Parcel"), which subdivision replat shall be in form and substance satisfactory to Lender; at the request of Borrower, Lender shall join in the execution of such replat;

              (b) an updated as-built survey of the Remainder Parcel complying with the requirements for the survey of the Premises delivered to Lender in connection with the initial closing of the Loan which must reflect the Remainder Parcel as approximately 26 acres without modification to the original access to public rights-of-way;

              (c) an endorsement to Lender's mortgagee policy of title insurance pursuant to Rule P9b(3) of the Texas Title Insurance Regulations with respect to the Partial Release;

              (d) evidence that the Remainder Parcel and the Improvements located thereon constitute a separate lot for purpose of complying with the requirements of the applicable sections of Texas Local Government Code relating to subdivision platting and meet all requirements with respect to applicable building ordinances, zoning laws, parking requirements, private building restrictions and all other applicable rules and regulations of all governmental bodies or private authorities having jurisdiction thereof;

              (e) evidence that the buildings located on the Remainder Parcel are independent, self-sufficient structural and functional structures;

              (f) evidence that the Leases shall continue separate and independent from any leases on the PT Outparcel, that no reduction in the rental under the Leases has occurred and lessees under the Leases shall have no defenses to the Leases or right of offset against the rentals payable thereunder by reason of any default or act of lessor under the leases on the PT Outparcel;

              (g) evidence that the proposed use of the PT Outparcel construed in the broadest sense will not violate the provisions of any reciprocal easement agreement or operating agreement pertaining to all or any part of the Remainder Parcel; and

              (h) evidence in the form of an assessment statement issued by the taxing authorities that the Remainder Parcel and the Improvements located thereon are separately assessed for real estate taxing purposes; if such assessment statement is not available at the time of the Partial Release, such assessment statement shall be delivered to Lender not later than June 30 of the following calendar year.

       Lender shall have the right to assess a handling fee in the amount of $7,500 for the Partial Release. In addition, Borrower shall pay all outside counsel fees and costs, other applicable professional's fees and costs, taxes, recording fees and the like, and any other fees and costs incurred by Lender in connection with the foregoing.

       IN WITNESS WHEREOF, Borrower has caused this Deed of Trust to be duly executed and delivered as of the date first above written.

                     (REMAINDER OF PAGE INTENTIONALLY BLANK
                            SIGNATURES ON NEXT PAGE)

                          SIGNATURE PAGE OF BORROWER TO
            DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS


                          INLAND WESTERN SAN ANTONIO LIMITED
                          PARTNERSHIP, an Illinois limited partnership

                          By:  INLAND WESTERN SAN ANTONIO GP, L.L.C.,
                               a Delaware limited liability company, its General Partner

                               By:  INLAND WESTERN RETAIL REAL
                                    ESTATE TRUST, INC., a Maryland
                                    corporation, its Sole Member


                                    By:  /s/ Valerie Medina
                                         -------------------------------------
                                         Name:  Valerie Medina
                                                ------------------------------
                                         Title: Asst. Secretary
                                                ------------------------------


STATE OF ILLINOIS    )
                     )
COUNTY OF COOK       )

       This instrument was acknowledged before me on February 3rd, 2004 by Valerie Medina, Asst. Secretary of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, on behalf of said corporation, in its capacity as sole member of Inland Western San Antonio GP, L.L.C., a Delaware limited liability company, on behalf of said limited liability company, in its capacity as General Partner of Inland Western San Antonio Limited Partnership, an Illinois limited partnership, on behalf of said limited partnership.


                                         /s/ Elizabeth Ann Irving
                                         ---------------------------------------
                                         Notary Public, State of Illinois

My Commission Expires:                   ---------------------------------------
11-14-2004                               Typed or Printed Name
------------

                                                        "OFFICIAL SEAL"
                                                     ELIZABETH ANN IRVING
                                                NOTARY PUBLIC STATE OF ILLINOIS
                                                My Commission Expires 11/14/2004

                                    EXHIBIT A

                               (Legal Description)


TRACT 1 - FEE ESTATE:

A 26.246 acre tract of land being that same tract described in conveyance to DDRA Community Centers Four L.P. in Volume 6989, Pages 1554-1563 comprised of the remaining 1.107 acre portion of Lot 22, a 20.95 acre portion of Lot 23, N.C.B. 12050, Joe J. Barshop Subdivision as recorded in Volume 5700, Pages 150-152, the remaining 1.685 acres of Lot 26 and the remaining 0.9830 of an acre of Lot 27, N.C.B. 12050, Joe J. Barshop Subdivision as recorded in Volume 6800, Page 250, and all of Lot 33, La Plaza Del Norte Addition as recorded in Volume 9542, Page 30 of the Deed and Plat Records of Bexar County, Texas. Said 26.246 acres being in N.C.B. 12050 of the City of San Antonio, Bexar County, Texas more particularly described as follows:

BEGINNING:    At a found 1/2" iron rod in the north right-of-way line of
              Interstate Highway Loop 410 a 300-foot Right-of-Way at the southwest corner of said Lot 22 of said Joe J. Barshop Subdivision and the southeast corner of Lot 21 of San Pedro/Loop 410
              Subdivision as recorded in Volume 4400, Pages 187-190 of the Plat
              Records of Bexar County, Texas for the southwest corner of this tract:

THENCE: N 00 DEG. 00'00" E, along the west line of said Barshop Subdivision and the east line of said San Pedro/Loop 410 Subdivision a distance of 1556.13 feet to a found 1/2 "iron rod with an MBC cap in the southeasterly right-of-way line of Isom Road;

THENCE: N 42 DEG. 33' 39" E, along the southeasterly right-of-way line of Isom Road, a distance of 422.73 feet to a found "+" in concrete;

THENCE: N 42 DEG. 49' 52" E, continuing along said right-of-way, a distance of 41.92 feet to a found 1/2" iron rod with yellow cap marked "Pape Dawson" at the west corner of a City of San Antonio Drainage right-of-way, recorded in Volume 4910, Page 2024;

THENCE: Departing said right-of-way line S 44 DEG. 31' 23" E, a distance of 20.02 feet to a found 1/2" iron rod with yellow cap marked "Pape Dawson" at the south corner of said drainage right-of-way, on a southwest line of a 3.187 acre tract, the remaining north portion of the said Lot 23;

THENCE:       S 47 DEG. 26' 21" E, along and with the southwest line of said
              3.187 acre tract a distance of 485.96 feet to a found 1/2" iron rod with yellow cap marked "Pape Dawson" in the west line of Crownhill Park Subdivision, Unit 6, Volume 4700, Page 62;

THENCE: S 00 DEG. 03' 59" W, along the east line of Lot 23 and said west line of Crownhill Park Subdivision and the west line of Lot 28 The Pavilions Subdivision, Volume 9521, Page 221, a distance of 1565.67 feet to a found 1/2" iron rod with an MBC cap in the north right-of-way line of Interstate Highway Loop 410 at the southeast corner of Lot 27 of said Barshop Subdivision and the southwest corner of said Lot 28;

THENCE: N 89 DEG. 07' 50" W, along the north right-of-way Loop 410, and the south line of the remaining portion of Lot 27, a distance of
              199.21 feet to the southeast corner of a 12-foot dedication shown on plat recorded in Volume 9542, Pages 30 of the Deed and Plat Records of Bexar County, Texas;

THENCE: N 00 DEG. 00'00" E, along the west line of remaining portion of Lot 27, and the east line of said 12-foot dedication a distance of
              12.00 feet;

THENCE: N 89 DEG. 07' 50" W, along the north line of said 12-foot dedication and the south line of said Lot 33, a distance of 50.01 feet to the southwest corner of Lot 33 and the east line of the remainder of said Lot 26;

THENCE: S 00 DEG. 00'00" W, along the west line of said 12-foot dedication and the east line of the remaining portion of Lot 26, a distance of 12.00 feet;

THENCE: N 89 DEG. 07' 50" W, along the north right-of-way Loop 410, a distance of 215.05 feet to a found 1/2" iron rod at the southwest corner of Lot 26 and the southeast corner of Lot 24, Texaco Subdivision as recorded in Volume 4960, Page 122;

THENCE: N 00 DEG. 01' 41" W, along the east line of said Lot 24 and along the west line of Lot 26, a distance of 218.41 feet to a found "+" in concrete at the northeast corner of said Lot 24;

THENCE: N 89 DEG. 50' 48" W, along the north line of said Lot 24, a distance of 200.01 feet to a found 1/2" iron rod with yellow cap marked "Pape Dawson" in asphalt at the northwest corner of Lot 24;

THENCE: S 00 DEG. 01' 40" E, along the west line of Lot 24, a distance of 215.91 feet to a found 1/2" iron rod in the north right-of-way line of Interstate Highway Loop 410;

THENCE:       N 89 DEG. 07' 50" W, along said right-of-way line, a distance of
              20.37 feet to the POINT OF BEGINNING and containing 26.246 acres of land in the City of San Antonio, Bexar County, Texas. Said tract being described in accordance with a survey prepared by Pape-Dawson Consulting Engineers Inc.


TRACT 2 - EASEMENT ESTATE:


Appurtenant non-exclusive easement for the benefit of Tract 1 as created in Easement Agreement recorded in Volume 5335, Page 0709, as amended by (i) Amendment to Easement Agreement recorded in Volume 6256, Page 1984, (ii) Second Amendment to Easement Agreement and Estoppel Certificate recorded in Volume 6665, Page 0892 and (iii) Third Amendment to Easement Agreement and Estoppel Certificate recorded in Volume 7445, Page 0724, all in the Real Property Records of Bexar County, Texas, over, across and upon the real property more particularly described as follows:

A 0.190 acre, or 8,273 square feet, tract of land out of (i) Lot 21, N.C.B. 12050 of the San Pedro Loop Subdivision recorded in Volume 4400, Pages 187-190 and (ii) a replat of a portion of the said Lot 21 in the San Pedro/Loop 410 Subdivision recorded in Volume 9532, Pages 166-167 of the Deed and Plat Records of Bexar County, Texas, consisting of a 26-foot easement and a 25.50-foot drainage easement, being a joint driveway easement agreement as shown on exhibit C-1 of an Amendment to Easement Agreement as recorded in Volume 6256, Page 1984-1998 and further described in Volume 6665, Page 892-909 of the Real Property Records of Bexar County, Texas. Said 0.190 acre tract being more particularly described as follows:

COMMENCING:   At a found 1/2" iron rod at the southwest corner of the Joe J.
          Barshop Subdivision as recorded in Volume 5700, Pages 150, and the southeast corner of the said remainder of Lot 21 in the San Pedro Loop Subdivision, the southwest corner of a 526 corner of a 526 square foot tract of land described in a document titled notice of Lis Pendens recorded in Volume 9558, Pages 2082-2092 of the Official Public Records of Real Property of Bexar County, Texas and being on the north right-of-way line of Interstate Highway Loop 410, a 300-foot right-of-way,

THENCE: N 89 DEG. 07' 50" W, along said right-of-way, a distance of 20.97 feet to the POINT OF BEGINNING;

THENCE:   N 89 DEG. 07' 50" W, continuing along said right-of-way a distance of
          31.50 feet to a point;

THENCE:   Generally along a curb and the west side of a driveway:

          Along a non-tangent curve with a central angle of 28 DEG. 45' 17", a radius of 30.00 feet, a chord that bears N 14 DEG. 22' 33" E, 14.90 feet, a total arc length of 15.06 feet to the point of tangency,

          NORTH, continuing with said curb and drive a distance of 185.47 feet to the beginning of a curve to the right;

THENCE: Along the arc of the said curve with a central angle of 90 DEG. 00' 00" a radius of 40.00 feet, a chord that bears N 45 DEG. 00' 00" E,
          56.57 feet, a total arc length of 62.83 feet to a point;

THENCE: EAST, 8.76 feet to a point in the east line of the said San Pedro Loop Subdivision and the west line of the said Joe J. Barshop Subdivision;

THENCE: SOUTH, along the east line of the said San Pedro Loop Subdivision a distance of 26.77 feet to a point in a curve to the left, from which the POINT OF COMMENCING bears SOUTH, 213.92 feet;

THENCE: Along the arc of the said curve, and the east side of a curb and driveway with a central angle of 65 DEG. 40' 58", a radius of 20.00 feet, a chord that bears S 32 DEG. 50' 25" W, 21.69 feet, a total arc length of 22.93 feet;

THENCE:   Generally along a concrete curb:

          SOUTH, a distance of 105.00 feet to the beginning of a curve to the right;

          Along the arc of the said curve with a central angle of 19 DEG. 56' 56", a radius of 100.00 feet, a chord that bears S 09 DEG. 58' 27" W,
          34.64 feet, a total arc length of 34.82 feet to a point of reverse curve;

          Along the arc of the said curve with a central angle of 19 DEG.56' 54", a radius of 100.00 feet, a chord that bears S 09 DEG. 58' 28" W,
          34.64 feet, a total arc length of 34.82 feet to the point of tangency;

          SOUTH, a distance of 12.35 feet to the beginning of a curve to the left;

       Along the arc of the said curve with a central angle of 19 DEG. 32' 06", a radius of 30.00 feet, a chord that bears S 15 DEG.56' 57" E, 10.18 feet, a total arc length of 10.23 feet to the POINT OF BEGINNING and containing 0.190 acres in the City of San Antonio, Bexar County, Texas. Said tract being described in accordance with a survey prepared by Pape-Dawson Consulting Engineers Inc.

TRACT 3 - EASEMENT ESTATE:

Appurtenant non-exclusive easement for the benefit of Tract 1 as created in Mutual Cross Access Easement Agreement recorded in Volume 6821, Page 1457, as amended by First Amendment to Mutual Cross Access Easement Agreement and Estoppel Certificate recorded in Volume 7445, Page 0717, all in the Real Property Records of Bexar County, Texas, over, across and upon the real property more particularly described therein.

                                    EXHIBIT B
                             PERMITTED ENCUMBRANCES

1. BUILDING SETBACK LINE 25 FEET IN WIDTH ALONG THE ISOM ROAD PROPERTY LINE(S), AS SHOWN ON THE PLAT(S) RECORDED IN VOLUME 5700, PAGE(S) 150-152 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACTS 1 AND 2)

2. BUILDING SETBACK LINE 50 FEET IN WIDTH ALONG A PORTION OF THE NORTHEASTERLY PROPERTY LINE(S), AS SHOWN ON THE PLAT(S) RECORDED IN VOLUME 5700, PAGE(S) 150-152 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 2)

3. DEDICATED DRAINAGE R.O.W. TRAVERSING THE NORTH AND SOUTH PORTIONS OF SUBJECT PROPERTY, AS SHOWN ON THE PLAT(S) RECORDED IN VOLUME 5700, PAGE(S) 150-152 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACTS 1 AND 2)

4. UTILITY EASEMENT 20 FEET IN WIDTH ALONG THE WEST PROPERTY LINE(S), AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 5700, PAGE(S) 150-152 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

5. UTILITY EASEMENT 16 FEET IN WIDTH ALONG A PORTION OF THE SOUTH PROPERTY LINE(S), AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 5700, PAGE(S) 150-152 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACTS 1 AND 2)

6. BUILDING SETBACK LINE 25 FEET IN WIDTH ALONG THE SOUTH PROPERTY LINE(S), AS SHOWN ON THE PLAT(S) RECORDED IN VOLUME 6800, PAGE(S) 250 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

7. ROADWAY EASEMENT 50 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 6800, PAGE(S) 250 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, MODIFIED IN VOLUME 9542, PAGE 30 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

8. SANITARY SEWER EASEMENT 10 FEET IN WIDTH ALONG THE SOUTH PROPERTY LINE(S), AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 6800, PAGE(S) 250 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

9. DRAINAGE EASEMENT 20 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 6800, PAGE(S) 250 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS,

     AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

10. EXISTING 16 FOOT UTILITY EASEMENT ALONG A PORTION OF THE SOUTH PROPERTY LINE(S), AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 6800, PAGE(S) 250 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACTS 1 AND 2)

11. THE TERMS, CONDITIONS AND STIPULATIONS SET OUT IN THAT CERTAIN SEWER LINE EASEMENT AGREEMENT DATED JULY, 1990, RECORDED IN VOLUME 4919, PAGE(S) 1223 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF BEXAR COUNTY, TEXAS. (TRACT 1)

12. THE TERMS, CONDITIONS AND STIPULATIONS SET OUT IN THAT CERTAIN EASEMENT AGREEMENT DATED MAY 11, 1992, RECORDED IN VOLUME 5335, PAGE(S) 709 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF BEXAR COUNTY, TEXAS, AMENDED IN VOLUME 6256, PAGE 1984, VOLUME 6665, PAGE 892 AND VOLUME 7445, PAGE 724 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF BEXAR COUNTY, TEXAS. (TRACTS 1 AND 2)

13. THE TERMS, CONDITIONS AND STIPULATIONS SET OUT IN THAT CERTAIN MUTUAL CROSS ACCESS EASEMENT AGREEMENT DATED JUNE 27, 1996, RECORDED IN VOLUME 6821, PAGE(S) 1457, AMENDED IN VOLUME 7445, PAGE 717 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF BEXAR COUNTY, TEXAS. (TRACTS 1 AND 3)

14. WATER PIPE OR LINE EASEMENT GRANTED TO THE CITY OF SAN ANTONIO, BY INSTRUMENT DATED JUNE 27, 1960, RECORDED IN VOLUME 4477, PAGE 280 OF THE DEED RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

15. SANITARY SEWER EASEMENT GRANTED TO THE CITY OF SAN ANTONIO, BY INSTRUMENT DATED JANUARY 2, 1962, RECORDED IN VOLUME 5455, PAGE 509 OF THE DEED RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

16. THE TERMS, CONDITIONS AND STIPULATIONS SET OUT IN THAT CERTAIN RELEASE OF EASEMENTS AND GRANT OF ELECTRIC LIEN RIGHT OF WAY AGREEMENT DATED DECEMBER 15, 1995, RECORDED IN VOLUME 6618, PAGE(S) 1904 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

17. THE TERMS, CONDITIONS AND STIPULATIONS SET OUT IN THAT CERTAIN LEASE, AS EVIDENCED BY MEMORANDUM OF LEASE DATED JUNE 4, 1996, RECORDED IN VOLUME 6866, PAGE(S) 2052 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF BEXAR COUNTY, TEXAS. (TRACTS 1, 2 AND 3)

18. THE TERMS, CONDITIONS AND STIPULATIONS SET OUT IN THAT CERTAIN LEASE, AS EVIDENCED BY MEMORANDUM OF LEASE DATED NOVEMBER 6, 1995, RECORDED IN VOLUME 6772, PAGE(S) 568 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF BEXAR COUNTY, TEXAS. (TRACTS 1, 2 AND 3)

19. RIGHTS OF TENANTS IN POSSESSION, AS TENANTS ONLY, UNDER UNRECORDED LEASE AGREEMENTS AS MORE PARTICULARLY DESCRIBED ON EXHIBIT B TO ASSIGNMENT OF LEASES AND RENTS OF EVEN DATE HEREWITH EXECUTED BY BORROWER IN FAVOR OF LENDER.

20. WATER, GAS, ELECTRIC, TELEPHONE, CABLE T.V. AND SANITARY SEWER EASEMENT 30 FEET IN WIDTH ALONG THE EAST PORTION OF SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9542, PAGE (S) 30 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

21. WATER EASEMENT 8 FEET BY 15.56 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9542, PAGE(S) 30 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

22. WATER, GAS, ELECTRIC, TELEPHONE, CABLE T.V. AND SANITARY SEWER EASEMENT 16 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9542, PAGE(S) 30 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

23. WATER AND DRAINAGE EASEMENT 18 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9542, PAGE(S) 30 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

24. INGRESS/EGRESS EASEMENT VARYING IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9542, PAGE(S) 30 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

25. WATER AND DRAINAGE EASEMENT VARYING IN WIDTH TRAVERSING SUBJECT PROPERTY LINE(S), AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9542, PAGE(S) 30 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

26. UTILITY EASEMENT 20 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 4400, PAGE(S) 187 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACTS 1 AND 3)

27. UTILITY EASEMENT 16 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 4400, PAGE(S) 187 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACTS 1 AND 3)

28. DRAINAGE, WATER, GAS, ELECTRIC, TELEPHONE, SANITARY SEWER AND CABLE T.V. EASEMENT VARYING IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9536, PAGE(S) 3

     OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, VACATED BY VOLUME 9542, PAGE 30 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

29. WATER, GAS, ELECTRIC, TELEPHONE, SANITARY SEWER AND CABLE T.V. EASEMENT VARYING IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9536, PAGE(S) 3 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

30. DRAINAGE EASEMENTS VARYING IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9536, PAGE(S) 3 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

31. ELECTRIC AND GAS EASEMENT 14 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY LINE(S), AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9536, PAGE(S) 3 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

32. SANITARY SEWER AND TELEPHONE EASEMENT 24 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9536, PAGE(S) 3 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

33. DRAINAGE EASEMENT 18 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 9536, PAGE(S) 3 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

34. UTILITY EASEMENT 16 FEET IN WIDTH TRAVERSING SUBJECT PROPERTY, AS SHOWN BY THE PLAT(S) RECORDED IN VOLUME 4960, PAGE(S) 122 OF THE MAP AND PLAT RECORDS OF BEXAR COUNTY, TEXAS, AND AS SHOWN ON SURVEY DATED JANUARY 6, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

35. ENCROACHMENT OF PAVING AND CURBING INTO THE 870 FOOT BY 20 FOOT WATER EASEMENT ALONG THE WEST PROPERTY LINE AS SHOWN ON SURVEY DATED JANUARY 26, 2004, PREPARED BY PATRICIA ANN MANTOOTH, REGISTERED PROFESSIONAL LAND SURVEYOR NO. 4721. (TRACT 1)

36. ENCROACHMENT OF PAVING INTO THE 10 FOOT SANITARY SEWER EASEMENT ALONG THE SOUTH PROPERTY LINE AS SHOWN ON THE SURVEY. (TRACT 1)

37. ENCROACHMENT OF PAVING AND CURBING INTO THE 14 FOOT ELECTRIC EASEMENT ALONG THE NORTH PROPERTY LINE AS SHOWN ON THE SURVEY. (TRACT 1)

38. ENCROACHMENT OF PAVING, CURBING, COLUMNS AND STOP SIGN INTO THE 20 FOOT UTILITY EASEMENT ALONG THE WEST PROPERTY LINE AS SHOWN ON THE SURVEY. (TRACT 1)

39. ENCROACHMENT OF PAVING INTO THE 16 FOOT UTILITY EASEMENT ALONG THE SOUTH PROPERTY LINE AS SHOWN ON THE SURVEY. (TRACT 1)

40. ENCROACHMENT OF SIDEWALK AND PAVING INTO THE 10 FOOT SANITARY SEWER EASEMENT ALONG THE SOUTH PROPERTY LINE AS SHOWN ON THE SURVEY. (TRACT 1)

41. ENCROACHMENT OF 1-STORY COMMERCIAL BUILDING, PAVING AND CURBING INTO THE 20 FOOT DRAINAGE EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

42. ENCROACHMENT OF PAVING AND CURBING INTO THE WATER, GAS, ELECTRIC, TELEPHONE, CABLE T.V. AND SANITARY SEWER LYING ADJACENT AND PARALLEL TO THE EAST PROPERTY LINE AS SHOWN ON THE SURVEY. (TRACT 1)

43. ENCROACHMENT OF PAVING AND CURBING INTO THE 8 FOOT BY 15.56 FOOT WATER EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

44. ENCROACHMENT OF PAVING AND CURBING INTO THE 16 FOOT WATER, GAS, ELECTRIC, TELEPHONE, CABLE T.V. AND SANITARY SEWER EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

45. ENCROACHMENT OF PAVING AND CURBING INTO THE 18 FOOT WATER AND DRAINAGE EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

46. ENCROACHMENT OF PAVING AND CURBING INTO THE VARIABLE WIDTH WATER AND DRAINAGE EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

47. ENCROACHMENT OF PAVING, CURBING, STEEL STAIRS AND LANDING INTO THE VARIABLE WIDTH WATER, GAS, ELECTRIC, TELEPHONE, SANITARY SEWER AND CABLE T.V. EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

48. ENCROACHMENT OF 1-STORY COMMERCIAL BUILDING, PAVING AND CURBING INTO THE VARIABLE WIDTH DRAINAGE EASEMENTS TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

49. ENCROACHMENT OF PAVING INTO THE 14 FOOT ELECTRIC AND GAS EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

50. ENCROACHMENT OF PAVING AND CURBING INTO THE 24 FOOT SANITARY SEWER AND TELEPHONE EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

51. ENCROACHMENT OF PAVING AND CURBING INTO THE 18 FOOT DRAINAGE EASEMENT TRAVERSING SUBJECT PROPERTY AS SHOWN ON THE SURVEY. (TRACT 1)

52. 25.5 FOOT DRAINAGE EASEMENT AS SHOWN ON PLAT RECORDED IN VOLUME 9532, PAGE 166 OF THE DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS. (TRACT 3)

53. 26 FOOT WATER, SEWER, ELECTRIC, GAS, TELEPHONE AND CABLE T.V. AS SHOWN ON PLAT RECORDED IN VOLUME 9532, PAGE 166 OF THE DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS. (TRACT 3)

54. NOTICE OF LIS PENDENS FILED FOR RECORD IN VOLUME 9558, PAGE 2082 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY COUNTY, TEXAS, CAUSE NO. 2002ED0053 IN THE PROBATE COURT NO. 1 JUDICIAL DISTRICT COURT OF BEXAR COUNTY, TEXAS, STYLED THE STATE OF TEXAS VS. DDRA COMMUNITY CENTERS FOUR, L.P., ET AL.

La Plaza del Norte


                  Inland Western Retail Real Estate Trust, Inc.
                              2901 Butterfield Road
                            Oak Brook, Illinois 60523


Principal Life Insurance Company
c/o Principal Real Estate Investors, LLC
801 Grand Avenue
Des Moines, Iowa 50392


                                February___, 2004

         Re: $32,528,000 Loan from Principal Life Insurance Company (the "Lender") to Inland Western San Antonio Limited Partnership ("Borrower")

Ladies and Gentlemen:

       Borrower has delivered copies of certain estoppel certificates obtained by Borrower at the time of acquisition of title to the La Plaza del Norte shopping center located in San Antonio, Texas (the "Property"), which estoppel certificates (the "Estoppels") are more particularly described on the attached Exhibit A.. Attached hereto as Exhibit B is a rent roll reflecting all tenant leases currently affecting the Property (the "Leases") The undersigned hereby certifies that the attached rent roll accurately reflects the rent currently paid under and lease terms of the Leases and that there have been no material changes in the statements made by the tenants that executed the Estoppels from their respective dates through the date hereof, other than the date specified as the last rent payment date. The undersigned further certifies that as of the date hereof the Leases are in full force and effect, no tenant has committed an uncured monetary default under its Lease, except as disclosed on Exhibit B, and to the best of the undersigned's knowledge, no tenant has committed a nonmonetary default under its Lease and Borrower is not in default under any Lease.

       This certification is made with the knowledge that Lender is about to provide financing which will be secured by a Deed of Trust, Security Agreement and Assignment of Rents upon the captioned property. Borrower hereby authorizes Lender to rely upon the Estoppels and the information contained therein as if the Estoppels were addressed to Lender.


                    PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

La Plaza del Norte


                           Inland Western San Antonio Limited Partnership, an Illinois limited partnership


                           By: Inland Western San Antonio GP, L.L.C., a Delaware limited liability company, its General Partner


                             By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its Sole Member

                             By: /s/ Valerie Medina
                                 ---------------------------------
                             Name:  Valerie Medina
                                   -------------------------------
                             Title:  Asst. Secretary
                                    ------------------------------


                           Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, general partner


                           By: /s/ Valerie Medina
                               --------------------------------
                           Name:  Valerie Medina
                                 ------------------------------
                           Title:  Asst. Secretary
                                  -----------------------------

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La Plaza del Norte


                                    Exhibit A

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La Plaza del Norte


                                    Exhibit B


                                      None